                           SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                                            File No. 0-24622
[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                   POLISH TELEPHONES AND MICROWAVE CORPORATION
                 (Name of Registrant As Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
       11

1)  Title of each class of securities to which transaction applies:

         N/A
   ---------------------------------------------------------------------

2)  Aggregate number of securities to which transaction applies:

         N/A
   ---------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

         N/A
   ---------------------------------------------------------------------

4)  Proposed maximum aggregate value of transaction:

         N/A
   ------------------------------------------------------------------------

5)  Total fee paid: $____________

[ ]  Fee paid previously with preliminary materials.


---------------------
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

     1)    Amount Previously Paid:

           ----------------------------------------------------------------

     2)    Form, Schedule or Registration Statement No.:

           ----------------------------------------------------------------

     3)    Filing Party:

           ----------------------------------------------------------------

     4)    Date Filed:

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

                    POLISH TELEPHONES AND MICROWAVE CORPORATION
                         4635 SOUTHWEST FREEWAY, SUITE 800
                               HOUSTON, TEXAS  77027


                                  October 25, 1996



Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of Polish Telephones and Microwave Corporation on November 14, 1996. The meeting will begin at 8:00 a.m. at 4635 Southwest Freeway, Suite 800, Houston, Texas 77027.

    Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all shareholders on or about October 25, 1996.

       Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a shareholder of record and do attend the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

    We look forward to seeing you in Houston, on November 14, 1996.


                               Very truly yours,

                               /s/ Gary Panno
                               Gary Panno, Chairman of the Board

                    POLISH TELEPHONES AND MICROWAVE CORPORATION
                         4635 SOUTHWEST FREEWAY, SUITE 800
                               HOUSTON, TEXAS  77027

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD NOVEMBER 14, 1996




       As a shareholder of Polish Telephones and Microwave Corporation (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company to be held at 4635 Southwest Freeway, Suite 800, Houston, Texas 77027 on Thursday,
November 14, 1996 at 8:00 a.m. for the following purposes:

     1. The election of seven directors for a one-year term and until their successors are duly elected and shall qualify.

     2. To approve and adopt an amendment of the Company's Articles of Incorporation to change the name of the Company to Telscape International, Inc.

     3. To approve and adopt an amendment to the Company's Articles of Incorporation to increase the number of shares of authorized common stock of the Company from ten million (10,000,000) shares of common stock, par value $.001, to twenty-five million (25,000,000) shares of common stock, par value $.001.

     4. To approve and adopt an Agreement and Plan of Merger pursuant to which the Company would change its state of incorporation from Texas to Delaware (the "Reincorporation") through the merger of the Company with and into its wholly-owned subsidiary, Telscape International, Inc., a Delaware corporation.

     5. To approve the adoption of the Polish Telephones and Microwave Corporation 1996 Stock Option and Appreciation Rights Plan.

     6. To ratify the selection of BDO Seidman, LLP as the Company's independent public accountants.

     7. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

    The Board of Directors has fixed the close of business on October 14, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting and adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



                         By order of the Board of Directors


                         /s/ Christopher H. Efird
                         Christopher H. Efird, Secretary


Houston, Texas
   October 25, 1996


                             YOUR VOTE IS IMPORTANT.
                      PLEASE EXECUTE AND RETURN THE ENCLOSED
                          PROXY IN THE ENVELOPE PROVIDED.

                    POLISH TELEPHONES AND MICROWAVE CORPORATION
                                 PROXY STATEMENT
                      FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 14, 1996


TO OUR SHAREHOLDERS:

    This Proxy Statement is furnished to shareholders of Polish Telephones and Microwave Corporation (the "Company") for use at the Annual Meeting of Shareholders on November 14, 1996, or at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy (as provided herein). The record of shareholders entitled to vote at the Annual Meeting was taken at the close of business on October 14, 1996 (the "Record Date"). The approximate date on which this Proxy Statement and the enclosed proxy are first being sent to shareholders is October 25, 1996. The principal executive offices of the Company are located at 4635 Southwest Freeway, Suite 800, Houston, Texas
77027.

       The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect seven directors to serve on the Board of Directors for a one year term and until their successors have been duly elected and shall qualify; (ii) to approve the amendment of the Company's Articles of Incorporation to change the name of the Company to Telscape International, Inc.; (iii) to approve an amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock to twenty-five million (25,000,000); (iv) to approve the reincorporation of the Company from Texas to Delaware; (v) to approve the adoption of the Company's 1996 Stock Option and Appreciation Rights Plan; (vi) to ratify the selection of BDO Seidman, LLP as the Company's independent public accountants; and (vii) to transact such other business as may properly come before the Annual Meeting. The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the shareholders vote in favor of each of the proposals.

                               VOTING REQUIREMENTS

       As of the Record Date, there were issued and outstanding 3,990,969 shares of Common Stock ($.001 par value per share), each of which is entitled to one vote, and 380,000 shares of Series B Non-Voting, Non-Participating Preferred Stock, $.001 par value per share (the "Series B Preferred Stock"), none of which is entitled to vote. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. Holders of the Series B Preferred Stock are not entitled to vote. The accompanying form of proxy is designed to permit each shareholder of record at the close of business on the Record Date to vote in the election of directors and on the proposals described in this Proxy Statement. The form of proxy provides space for a shareholder (i) to vote in favor of or to withhold voting for the nominees for the Board of Directors, (ii) to vote for or against each proposal to be considered at the Annual Meeting or (iii) to abstain from voting on any proposal other than the election of directors if the shareholder chooses to do so. The election of directors will be decided by a plurality of the votes cast. Pursuant to the Company's Articles of Incorporation, the affirmative vote of a majority of the shares entitled to vote, if a quorum is present, is required for action on all other matters. In the event that Proposals Two and Three have not been approved by stockholders, Proposal Four will be abandoned by the Company.

       The holders of a majority of all of the shares of stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker nonvotes are not counted as an affirmative vote for purposes of determining whether a proposal has been approved thereof.


    When a signed proxy is returned with choices specified with respect to voting matters, the shares represented are voted by the proxies designated on the proxy in accordance with the shareholder's instructions. The proxies for the shareholders are Gary Panno and Manuel Landa. If a signed proxy is returned and the shareholder has made no specifications with respect to voting matters, the shares will be voted for the election of the seven nominees for director and in favor of all the proposals described in this Proxy Statement and, at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment.

    Proxies given by shareholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, shareholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

       As of the Record Date, all of the present directors, as a group of seven persons, own beneficially 1,596,447 shares (36.9% of the total outstanding shares) and all of the present directors and executive officers of the Company, as a group of nine persons, owned beneficially 1,868,947 shares (43.2% of the total outstanding shares) of the Common Stock of the Company. To the knowledge of management, as of the Record Date, the only executive officer, director and nominee for director who owned beneficially five percent or more of the Company's outstanding shares of Common Stock were S.P. Krishna Murthy, Manuel Landa, Oscar Garcia and Ricardo Orea. In addition, Benchmark Equity Group, Inc., with which Christopher Efird, an officer and director, is affiliated, owns in excess of 5% of the Company's outstanding shares of Common Stock.

    The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

       The Company's Annual Report on Form 10-KSB/A #2 for the fiscal year ended December 31, 1995 including audited financial statements, will accompany the mailing to shareholders of this Proxy Statement.

                         DISSENTER'S RIGHTS OF APPRAISAL

    The Board of Directors does not propose any action for which the laws of the State of Texas, or the Certificate of Incorporation, or By-Laws of the Company provide a right of a shareholder to dissent and obtain payment for shares except as set forth in Proposal Four hereof. See Proposal Four for a discussion of such rights.

                       INTEREST OF OFFICERS AND DIRECTORS
                          IN MATTERS TO BE ACTED UPON

       Officers or directors of the Company have a substantial interest in three of the matters to be acted upon at the Annual Meeting. Each of the director nominees has been nominated for re-election or election to the office of director for a term of one year; insofar as Delaware law affords and directors indemnification and limits monetary liability of directors, each officer and director has an interest in the Reincorporation that is the subject of Proposal Four; and every officer nad director has an interest in the approval of the adoption of the 1996 Stock Option and Appreciation Rights Plan that is the subject of Proposal Five to the extent that such persons are or will be eligible to participate in such plan.

                                  PROPOSAL ONE
                      THE ELECTION OF SEVEN DIRECTORS FOR
                        A ONE-YEAR TERM AND UNTIL THEIR
                 SUCCESSORS ARE DULY ELECTED AND SHALL QUALIFY

    Seven directors are proposed to be elected at the Annual Meeting. Each director will serve until the next Annual Meeting of shareholders or until a successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the nominees listed in the table that follows, except where authority is withheld by the shareholder. The election of directors will be decided by a plurality of votes cast.

    The nominees for director are Gary Panno, Christopher H. Efird, Oscar Garcia, Darrel O. Kirkland, Manuel Landa, Ricardo Orea and E. Scott Crist. All nominees are presently members of the Board of Directors except E. Scott Crist who is President and Chief Executive Officer of the Company.

    In February 1996 Christopher Murthy resigned as a Director. Mr. Varghese, a present director, has not been nominated for reelection, and his term of office will expire at the conclusion of the Annual Meeting and upon qualification of his successor.

RECENT ACQUISITIONS

    On May 17, 1996, the Company acquired all of the stock of Telereunion, Inc., a privately owned Delaware corporation ("Telereunion"). Telereunion is a telecommunications equipment and service company with operations primarily in Mexico. Telereunion's Mexican operations are conducted through Vextro de Mexico, S.A. de C.V. and Servicios Corporativos Vextro, S.A. de C.V. (collectively, "Vextro") Telereunion's 97%-owned subsidiaries. Telereunion distributes Northern Telcom telecommunications products, as well as Octel voice mail systems and provides conference calling services in Mexico.

    Under the terms of the acquisition, the Company issued to the shareholders of Telereunion 1,605,000 shares of the Company's Common Stock; 380,000 shares of Series B Preferred Stock having an aggregate liquidation preference of $380,000 and warrants to purchase up to 2,595,000 additional shares of Common Stock at a price of $2.19 per share. In addition to the foregoing terms, three shareholders of Telereunion, Manuel Landa, Oscar Garcia, and Ricardo Orea, who are executive officers of Telereunion, received three-year employment contracts with the Company. Messrs. Landa, Garcia and Orea joined the Company's Board of Directors, which had been expanded from six members to seven, to fill the vacancies created by the expansion of the Board and the resignations of Kenneth
Gregson and L.B. Wronski as directors.   Mr. Landa was also elected the
Company's Executive Vice President.

    On July 26, 1996, the Company entered into an Agreement and Plan of Merger, pursuant to which the Company acquired on September 5, 1996, all the outstanding capital stock of Orion Communications, Inc. ("Orion"), a reseller of long-distance and Internet services, in exchange for 400,000 shares of Common Stock. In addition to the terms set forth in the Agreement and Plan of Merger, E. Scott Crist, former President and Chief Executive Officer of Orion, became President and Chief Executive Officer of the Company, Mark Vance, former Chief Operating Officer and Chief Financial Officer of Orion, became the Company's Executive Vice President and Chief Financial Officer and E. Scott Crist has been nominated for election to the Company's Board of Directors.

    If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons, or for a lesser number of persons, as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unable to serve.

    Information with respect to nominees is set forth in the section of this Proxy Statement titled "Management."

THE BOARD OF DIRECTORS URGES SHAREHOLDERS TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                                 PROPOSAL TWO
              TO APPROVE AND ADOPT AN AMENDMENT OF THE COMPANY'S
                   ARTICLES OF INCORPORATION TO CHANGE THE
                COMPANY'S NAME TO TELSCAPE INTERNATIONAL, INC.

       The Board of Directors has unanimously determined that it is in the best interests of the Company and its shareholders to amend the Company's Articles of Incorporation to effect the change of the Company's name from Polish Telephones and Microwave Corporation to "Telscape International, Inc." (the "Name Change Amendment") and directed that the Name Change Amendment be considered at the Annual Meeting of Shareholders.

PRINCIPAL EFFECTS OF AND REASONS FOR NAME CHANGE

    GENERAL.  The Company believes that the name "Telscape International,
Inc." will more accurately reflect the business of the Company since the Company's acquisition, in May 1996 of 100% of the issued and outstanding shares of the equity securities of Telereunion, Inc. and the acquisition, in September 1996 of the outstanding capital stock of Orion Communications, Inc. The Company's new name will be Telscape International, Inc. In addition, the Company has been doing business under the name "Telscape International, Ltd." since approximately July 1996 and changed its symbol for Nasdaq Stock Market purposes to "TSCP" effective July 15, 1996.

    The name change, if adopted, will not affect the rights of any holder of Common Stock of the Company nor of any holder of any right to receive Common Stock of the Company.

       The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit A hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by the shareholders and the filing of the Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Texas. If approved by the shareholders, the Company anticipates that such Amendment of the Articles of Incorporation will be filed as soon as practicable.

    VOTE REQUIRED FOR APPROVAL. Approval of the amendment of the Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposed amendment to the Articles of Incorporation, it will be voted in favor of the proposal to amend the Articles of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO TELSCAPE INTERNATIONAL, INC., AS SET FORTH IN EXHIBIT A HERETO. UNLESS MARKED TO THE CONTRARY, SHARES REPRESENTED BY PROXY CARDS RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                                PROPOSAL THREE
              TO APPROVE AND ADOPT AN AMENDMENT TO THE ARTICLES
              OF INCORPORATION TO INCREASE THE NUMBER OF SHARES
               OF AUTHORIZED COMMON STOCK TO THE COMPANY FROM
              TEN MILLION (10,000,000) SHARES OF COMMON STOCK,
            PAR VALUE $.001, TO TWENTY-FIVE MILLION (25,000,000)
                  SHARES OF COMMON STOCK, $.001 PAR VALUE

       GENERAL. The Board of Directors has adopted a resolution declaring it advisable and in the best interests of the Company and its shareholders that the Company's Articles of Incorporation be amended to provide for an increase in the authorized number of shares of common stock of the Company from ten million (10,000,000) shares of Common Stock to twenty-five million (25,000,000) shares. Such resolution also recommends that such amendment be approved and adopted by the Company's shareholders and directs that such proposal be submitted to the Company's shareholders at the Annual Meeting.

       If the Board of Directors' proposal is approved by the Company's shareholders, the Board of Directors would have authority to issue up to twenty-five million (25,000,000) shares of Common Stock and to designate and issue up to five million (5,000,000) shares of Preferred Stock to such persons, for such consideration and with such rights and preferences as the Board of Directors may determine without further action by the shareholders except as may be required by law. As of the date hereof, the Company has designated and issued one million shares of Series A Preferred Stock, all of which have been subsequently converted pursuant to their terms to Common Stock and 380,000 shares of Series B Preferred Stock. As of the date hereof there are 3,990,969 shares of Common Stock issued and outstanding. The Board of Directors of the Company has reserved 3,942,840 shares of Common Stock for issuance pursuant to the exercise of outstanding warrants and stock options and, in addition, 1,200,000 shares of Common Stock have been reserved in connection with the 1996 Stock Option Plan which is the subject of Proposal Five (including 925,000 options granted to certain officers and directors). In addition, the Company has reserved an additional 25,000 shares for issuance to a consultant. Accordingly, there remain 841,191 shares of Common Stock which are unissued and are not reserved for any specific purpose.

    The Board of Directors has proposed the increase in and classification of the authorized capital stock to provide shares which could be used for a variety of corporate purposes, including stock splits, mergers, the raising of additional capital (including public and private offerings of securities), acquisitions and implementation of incentive and other option plans. While the Board of Directors believes it important that the Company have the flexibility that would be provided by having additional authorized capital stock available and by having the ability to designate and issue additional classes thereof, the Company does not currently have any binding commitments or arrangements that would require the issuance of such stock. The Board of Directors believes it would be in the Company's best interest, however, to have such additional shares of authorized stock available to enable the Company to take advantage of opportunities for possible future acquisitions, raising capital for future growth and the establishment of option plans, including the option plan proposed to be approved in Proposal 5 below. If such opportunities arise in the future, significant amounts of capital stock may be issued by the Company's Board of Directors without further authorization by the Company's shareholders. Such issuances could have a significant dilutive effect on the current shareholders of the Company.

    It is possible that the additional capital stock that would be authorized by the proposed amendment could be issued in a transaction that might discourage offers by takeover bidders or make such offers more difficult or expensive to accomplish, although the Board of Directors has no current plans for any such use of the capital stock. For example, the Board of Directors could approve the issuance of stock, or grant rights or stock options for such issuance, to persons, firms or entities that are known to be friendly to management of the Company. The Board of Directors could also approve the issuance of additional shares of capital stock having classes, series, rights and preferences (including the number of votes applicable to each share of such class or series of capital stock) which may render it more difficult in the future for takeover bidders or others to accomplish takeovers or changes in control of the Company. Any issuance of capital stock must be made for proper business purposes and for proper consideration from the recipient. Designation of certain classes, series, rights and preferences with respect to the Company's capital stock would be subject to applicable rules and regulations of the exchange on which such securities are listed for quotation (currently, the Nasdaq Stock Market).

       The text of the proposed amendment to the Articles of Incorporation is set forth in full in Exhibit B hereto and reference is made thereto for a complete statement of its terms. The amendment to the Articles of Incorporation will become effective upon approval by the shareholders and the filing of the Amendment to the Articles of Incorporation containing such amendment with the Secretary of State of Texas. If approved by the shareholders, the Company anticipates that such Amendment of the Articles of Incorporation will be filed as soon as practicable.

    VOTE REQUIRED FOR APPROVAL. Approval of the amendment of the Articles of Incorporation will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed proxy will be voted as specified, but if no specification is made with respect to the proposed amendment to the Articles of Incorporation, it will be voted in favor of the proposal to amend the Articles of Incorporation.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM TEN MILLION (10,000,000) SHARES OF COMMON STOCK
TO TWENTY-FIVE MILLION (25,000,000) SHARES OF COMMON STOCK AS SET FORTH IN EXHIBIT B HERETO. UNLESS MARKED TO THE CONTRARY, SHARES REPRESENTED BY PROXY CARDS RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT.

                                 PROPOSAL FOUR


                TO APPROVE AND ADOPT AN AGREEMENT AND PLAN OF MERGER
            PURSUANT TO WHICH THE COMPANY WOULD CHANGE ITS STATE OF INCORPORATION FROM TEXAS TO DELAWARE (THE "REINCORPORATION") THROUGH THE MERGER OF THE COMPANY WITH AND INTO ITS WHOLLY-OWNED SUBSIDIARY, TELSCAPE INTERNATIONAL, INC., A DELAWARE
                                  CORPORATION

INTRODUCTION

    General. Polish Telephones and Microwave Corporation (the "Company" or "PTMC-TX") was incorporated under the laws of the State of Texas in 1992. The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders for the Company to become incorporated under the laws of the State of Delaware.


    PLAN OF MERGER. The Board of Directors has unanimously approved, and for the reasons described below, recommends that the shareholders approve, a reorganization in which the Company's state of incorporation would be changed from Texas to Delaware (the "Reincorporation"). This change would be accomplished by merging the Company with and into Telscape International, Inc., a recently formed wholly-owned Delaware subsidiary (referred to in this discussion as "Telscape"). If approved, the Reincorporation will be accomplished pursuant to the terms of the Plan of Merger between PTMC-TX and Telscape, a copy of which is attached to this Proxy Statement as Exhibit C.
The Plan of Merger provides that the Reincorporation may be abandoned at any time at the discretion of the Board of Directors of the Company. In the event that Proposals Two and Three described above are not approved by stockholders, it is the intention of the Board of Directors to abandon the Reincorporation.


    If the Reincorporation is approved, Telscape will be governed by the General Corporation Law of the State of Delaware (the "Delaware Law") and a Certificate of Incorporation and Bylaws in the forms attached hereto as Exhibit D and Exhibit E, respectively (together, the "Delaware Charter"), which will result in certain changes in the rights of shareholders. See "Principal Changes in the Company's Charter and Bylaws to be Effected by Reincorporation" and "Certain Differences Between the Corporation Statutes of Texas and Delaware." The Reincorporation will not result in any changes in the business, management, assets, liabilities or net worth of the Company.


    CONVERSION OF SHARES. At and after the effective date of the Reincorporation (the "Effective Date"), each outstanding share of the Company's Common Stock, $.001 par value per share, will be automatically converted on a one-for-one basis into a share of Common Stock, par value $.001 per share, of Telscape and each outstanding share of the Company's Series B Preferred
Stock will be automatically converted on a one-for-one basis into a share of Series B Preferred Stock, $.001 per value, of Telscape.
Such conversion of shares will not result in any change in the present ownership of shares of stock of the Company. Stock certificates evidencing outstanding shares of stock will automatically be deemed to represent the same number and kind of shares of Telscape on the Effective Date as represented by such PTMC-TX certificates immediately prior to the Reincorporation. Shareholders of PTMC-TX will not be required to exchange their PTMC-TX stock certificates for Telscape stock certificates.

Following the Reincorporation, previously outstanding
PTMC-TX stock certificates may be delivered in effecting sales, through a broker or otherwise, of shares of Telscape Stock. The PTMC-TX Common Stock is qualified for trading on The Nasdaq Stock Market ("Nasdaq") under the symbol "TSCP" and, after the Reincorporation, Telscape Common Stock will continue to be traded on Nasdaq under the same symbol.

       STOCK OPTIONS AND WARRANTS. Assuming that the Reincorporation of the Company is approved, the 1993 Stock Option Plan (the "1993 Plan") and the Directors Stock Option Plan (the "Directors Plan") and the Company's 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan") subject of Proposal Five (collectively, the "Option Plans") and certain warrants outstanding to purchase Common Stock of PTMC-TX (the "Warrants") will be assumed by Telscape. In addition, the Plan of Merger provides that Telscape will assume the warrants and all options outstanding under the Option Plans, and that such Warrants and options will be exercisable for shares of Telscape Common Stock on the same terms upon which outstanding warrants and options are currently exercisable.


    NO CHANGES IN BUSINESS PLAN, MANAGEMENT, ASSETS, LIABILITIES, NET WORTH OR CAPITALIZATION. The proposed Reincorporation will not result in any change in the business, management, assets, liabilities, net worth or capitalization of the Company. Upon completion of the Reincorporation, the name of the Company will be Telscape International, Inc. (the name subject of Proposal Two hereof), all of the previously outstanding shares of Common Stock of PTMC-TX will be automatically converted into the same number of shares of Common Stock of Telscape and the business of the Company will be conducted by Telscape in the same places and in the same manner as the business of the Company currently is conducted. The directors nominated for election in Proposal One hereof and the current executive officers of the Company will serve as the directors and executive officers of Telscape until their respective successors are elected. Promptly after the effectiveness of the Reincorporation, the Company will issue an appropriate press release, announcing the completion of the Reincorporation.

    VOTE REQUIRED FOR APPROVAL. Approval of the Plan of Merger and Reincorporation will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed Proxy will be voted as specified, but if no specification is made with respect to the proposed Plan of Merger and Reincorporation, it will be voted in favor of the proposal to approve the Plan of Merger and Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF MERGER TO EFFECT THE REINCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE, AS SET FORTH IN EXHIBIT C HERETO. UNLESS MARKED TO THE CONTRARY, SHARES REPRESENTED BY PROXY CARDS RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSAL.

    Important aspects of the Reincorporation of the Company in Delaware are outlined below.

REASONS FOR REINCORPORATION

    For many years Delaware has followed a policy of encouraging incorporation in the state, and in furtherance of that policy, has adopted comprehensive, modern and flexible corporation laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations are now incorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to corporate legal affairs.

    The Company proposes to reincorporate as a Delaware corporation for several reasons. The Delaware Law is generally recognized as one of the most comprehensive and progressive of the state corporation statutes. Accordingly, because in the opinion of the Board and management of the Company, the Delaware Law addresses matters of corporate concern more thoroughly than does the Texas Business Corporation Act (the "Texas Law") and is more reflective of current trends and developments in the business community than is Texas Law, by reincorporating as a Delaware corporation, the Company will be better suited to take advantage of business opportunities as they arise and to provide for changing business needs. Further, there exists a more substantial body of case law construing the Delaware Law concerning corporate matters, such as the governance of a corporation's internal affairs and its relationships and contacts with others, than is found construing the Texas Law. This substantial body of case law contributes to greater predictability under the Delaware Law and reduces uncertainties and risks commonly associated with resolving corporate matters.

PRINCIPAL CHANGES IN THE COMPANY'S CHARTER AND BYLAWS TO BE EFFECTED BY REINCORPORATION

    Upon completion of the Reincorporation, the Delaware Charter will be the charter documents of the Company. Although the provisions of the Delaware Charter are similar to those of the PTMC-TX's Articles of Incorporation and Bylaws (the "Texas Charter") in many respects, the Reincorporation includes implementation of certain provisions in the Delaware Charter that affect the rights of shareholders and management. Approval by the shareholders of the Reincorporation will constitute approval of the terms of the Delaware Charter, including the provisions described below. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation of Telscape following shareholder approval, and certain changes could be implemented by amendment of the Bylaws of Telscape without shareholder approval. The discussion of the Delaware Charter is qualified in its entirety by reference to those documents, attached hereto as Exhibit D and Exhibit E, and by Texas Law and Delaware Law.

       CHANGE IN AUTHORIZED STOCK. The Articles of Incorporation of PTMC-TX authorize a total of 15,000,000 shares of stock, of which 10,000,000 shares are Common Stock, $.001 par value, and 5,000,000 shares are Preferred Stock, $.001 par value with 1,000,000 shares having been designated as Series A Preferred Stock, and Three Hundred Eighty Thousand (380,000) having been designated as Series B Preferred Stock. The Company has proposed to increase the authorized shares of Common Stock to twenty-five million (25,000,000) as set forth in Proposal Two. The Certificate of Incorporation of Telscape authorizes Telscape to issue an aggregate of thirty million (30,000,000) shares of stock, of which twenty-five million (25,000,000) shares shall be Common Stock, $.001 par value, and five million (5,000,000) shares shall be Preferred Stock, $.001 par value. Of the authorized shares of Preferred Stock of Telscape, none is issued; however, 380,000 of shares of Telscape have been designated by the Board of Directors as Series B Preferred Stock with rights preferences, qualifications and limitations identical to the Series B Preferred Stock designated by PTMC-TX.

Insofar as the Company issued 454,860 shares of the Series A Preferred Stock out of the 1,000,000 shares of such stock authorized and heretofore designated by PTMC-TX all of which have been converted to Common Stock of PTMC-TX, approval of the Reincorporation will have the effect of increasing the shares of Preferred Stock available for issuance by 454,860 shares.

    The Board of Directors believes that the availability of additional authorized stock will provide needed flexibility in issuing additional capital stock when the need may arise for such purposes as capital funding, possible future acquisitions, stock splits and other general corporate purposes.

    ELIMINATION OF SHAREHOLDERS' POWER TO CALL SPECIAL SHAREHOLDERS' MEETING AND TO ACT BY WRITTEN CONSENT. The Delaware Charter will provide that shareholders may act only at an annual or special meeting of shareholders and not by written consent. Although the Texas Charter of PTMC-TX authorizes the shareholders of PTMC-TX to take action by written consent of the holders of a majority of the outstanding voting stock without a meeting, this method of obtaining shareholder approval has not been used since PTMC-TX became a public company in 1994. Because of the large number of shareholders of the Company and its current practice of soliciting proxies and holding meetings, the Company does not expect to use this procedure in the future. In addition, the Bylaws of Telscape provide that a special meeting of the shareholders may only be called by a majority of the Board of Directors. The Bylaws of PTMC-TX authorize a special meeting of the shareholders to be called by the President, the Board of Directors, or the holders of capital stock of PTMC-TX entitled to cast not less than 10% of the votes at such meeting. Although such a provision is permitted by Delaware Law, the Bylaws of Telscape will prohibit shareholders from calling a special meeting. As a result, if the Reincorporation is approved, the shareholders of the Company will be permitted to act only at a duly called annual or special meeting of the shareholders. APPROVAL OF THE REINCORPORATION WILL CONSTITUTE APPROVAL TO ELIMINATE THE SHAREHOLDERS' RIGHT TO ACT BY MAJORITY WRITTEN CONSENT AND TO CALL SPECIAL MEETINGS OF THE SHAREHOLDERS.

    The provisions prohibiting shareholder action by written consent will grant all shareholders of the Company the opportunity to participate in determining any proposed shareholder action and will prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take shareholder action. Persons attempting hostile takeovers of corporations have attempted to use written consent procedures to deal directly with shareholders and avoid negotiations with the boards of directors of such corporations. The provisions eliminating the right of shareholders to call a special meeting would mean that a shareholder could not force shareholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of shareholders prior to such time as the Board of Directors believed such consideration to be appropriate. By eliminating the use of the written consent procedure and the ability of shareholders to call a special meeting, the Company intends to encourage persons seeking to acquire control of the Company to initiate an acquisition through arm's-length negotiations with the Company's management and Board of Directors.

    The provisions restricting shareholder action by written consent and the elimination of the shareholders' ability to call special meetings may have the effect of delaying consideration of a shareholder proposal until the next annual meeting unless a special meeting is called by a majority of the Board of Directors. Because elimination of the procedures for shareholders to act by written consent or to call special meetings could make more difficult an attempt to obtain control of the Company, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company. Because tender offers for control usually involve a purchase price higher than the prevailing market price, the provisions restricting shareholder action by written consent and the elimination of the shareholders' ability to call special meetings may have the effect of preventing or delaying a bid for the Company's shares that could be beneficial to the Company and its shareholders. Elimination of the written consent procedure also means that a meeting of the shareholders would be required in order for the Company's shareholders to replace the Board of Directors. The restriction on the ability of shareholders to call a special meeting means that a proposal to replace the Board of Directors could be delayed until the next annual meeting. These provisions thus will make the removal of directors more difficult.

    STOCKHOLDER PROPOSALS. Section 1.9 of the Telscape Bylaws provides that no proposal by a shareholder shall be presented for vote at an annual meeting of shareholders unless such shareholder, not later than the close of business on the last business day of the month of January and, with respect to a special meeting of shareholders no later than the close of business on the tenth calendar day following the date on which notice of such meeting is first given to stockholders, provides the Board of Directors or the secretary of the Corporation with written notice of its intention to present a proposal for action at the forthcoming meeting of stockholders. Any such notice must include the name and address of such shareholder, the number of voting securities held of record and held beneficially, the text of the proposal to be presented at the meeting and a statement in support of the proposal. Any shareholder may make any other proper proposal at an annual or special meeting of shareholders and the same may be discussed and considered but unless stated in writing and filed with the Board of Directors or the secretary prior to the date set forth in the Bylaws, such proposal shall be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 60 days or more thereafter.

    The provisions restricting stockholder proposals at annual or special meetings without prior notice to the Board of Directors may have the effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by a majority of the Board of Directors. Because such notice procedures could make more difficult an attempt to obtain control of the Company, such action could have the effect of discouraging a third party from making a tender offer or otherwise attempting to obtain control of the Company or to replace the Board of Directors as described above. See "--Elimination of Stockholders' Power to Call Special Stockholders' Meeting and to Act by Written Consent."

SECURITIES LAW CONSEQUENCES

    After the Reincorporation, Telscape will be a publicly-held company, its Common Stock is expected to be qualified for trading on Nasdaq and it will file with the Securities and Exchange Commission and provide to its shareholders the same type of information that PTMC-TX had previously filed and provided. The shares of Telscape to be issued in exchange for shares of PTMC-TX are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption with respect to a merger which has as its sole purpose a change in the domicile of the corporation. Shareholders whose stock in PTMC-TX is freely tradable before the Reincorporation will own freely tradable shares of Telscape after the Merger. Shareholders holding restricted securities of Telscape will be subject to the same restrictions on transfer as those to which their present shares of stock in PTMC-TX are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, shareholders will be deemed to have acquired their shares in Telscape on the date they acquired their shares in PTMC-TX. In summary, Telscape and its shareholders will be in the same respective positions under the federal securities laws after the Reincorporation as were PTMC-TX and its shareholders prior to the Reincorporation.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

    The Reincorporation provided for in the Plan of Merger is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986 (the "Code"). Provided that the Reincorporation does so qualify under the Code, no gain or loss will be recognized by holders of PTMC-TX shares upon the receipt of Telscape shares in the Reincorporation, and no gain or loss will be recognized by PTMC-TX or Telscape upon consummation of the Reincorporation. In addition, each former holder of PTMC-TX shares will have the same basis in the Telscape shares received by such holder in the Reincoporation as such holder had in the PTMC-TX shares surrendered in the Reincorporation, and such holder's holding period with respect to such Telscape shares will include the period that the holder held the corresponding PTMC-TX shares surrendered in exchange therefore, provided such PTMC-TX shares were held by the holder as capital assets at the time of the Reincorporation.

    In order for the Reincorporation to qualify as a reorganization under the Code, certain requirements must be satisfied, including, without limitation, the so-called "continuity of interest requirement." To satisfy the continuity of interest requirement, holders of PTMC-TX shares must not, pursuant to a plan or intent, existing at or prior to the Reincorporation, dispose of or transfer so much of either (i) shares of PTMC-TX in anticipation of the Reincorporation or (ii) their shares of Telscape to be received in the Reincorporation, such that the PTMC-TX shareholders, as a group, would no longer have a significant equity interest in the business being conducted by Telscape after the Reincorporation.

    The foregoing description of certain federal income tax aspects of the Reincorporation is based on the Code, the regulations promulgated thereunder, published Revenue Rulings and cases in effect at the date of this Proxy Statement. There can be no assurance that future changes in the foregoing precedents will not adversely affect the tax consequences discussed herein or that there will not be differences of opinion as to the interpretation of such precedents. Accordingly, shareholders of the Company should consult their own advisers as to the tax treatment which may be anticipated to result from the Reincorporation regarding their particular circumstances, including the application of state and local laws.

RIGHTS OF DISSENTING SHAREHOLDERS

       With certain exceptions which are not applicable to the Reincorporation,
Article 5.11 of the Texas Business Corporation Act gives each shareholder of the Company the right to object to a merger and to demand payment of the fair value of his shares calculated as of the day before the vote was taken authorizing such merger, excluding any appreciation or depreciation in anticipation of such merger. Inasmuch as the Reincorporation contemplates such a merger of the Company, the rights under said Article 5.11 will apply to the Reincorporation. However, because the Reincorporation is not intended to have any material effect upon the Company's business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the Merger becomes effective, and would expect to do so if the holders of a substantial number of shares of the Company's Common Stock exercise such dissenters' rights and in the event shareholders do not approve the Name Change Amendment set forth in Proposal Two and the increase in the authorized shares set forth in Proposal Three.

    In order to perfect such rights, a shareholder of the Company must, prior to the taking of the vote of shareholders on the Merger, file with the Company a written objection to the Merger, notifying the Company that his right to dissent will be exercised if the Merger is effected and specifying the address to which notice shall be delivered or mailed in such event. If the Merger of the Company into Telscape is effected, and the shareholder has not voted in favor thereof, the Company must, within ten days after the Merger is effected, deliver or mail to such shareholder written notice thereof and such shareholder may, within ten days from the delivery or mailing of such notice, make written demand on Telscape for payment of the fair value of his shares. Such demand must state the number of shares owned by the dissenting shareholder and his estimate of the fair value thereof. It is not necessary for the shareholder to vote against the Reincorporation (although he may not vote in favor of the Reincorporation, if he desires to preserve his dissenter's appraisal rights); however, any shareholder failing to make demand within the ten day period will be bound by such corporate action. A vote against or abstaining with respect to the proposed Reincorporation will not satisfy the requirement that the shareholder make demand for payment of his shares. Within 20 days after demanding payment for his shares in the manner described above, each holder of certificates representing shares so demanding payment shall submit such certificates to the Company for notation thereon that such demand has been made.

    Within 20 days after receipt by the Company of a demand by a dissenting shareholder for payment of the fair value of his shares, the Company shall deliver or mail to the dissenting shareholder a written notice after receipt by the Company of a demand by a dissenting shareholder for payment of the fair value of his shares, the Company shall deliver or mail to the dissenting shareholder a written notice to the effect that it will either (i) pay the amount claimed within 90 days after the date the Merger is effected upon the surrender of the duly endorsed certificates, or (ii) pay some other amount as the fair value within 90 days after the date the Merger was effected, upon receipt of notice within 60 days after the date the Merger was effected from the shareholder that he will accept such amount in exchange for surrender of his duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder shall cease to have any interest in such shares or in the corporation. If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by Article 5.12, file a petition in Harris County, Texas, asking for a finding and determination of the fair value of such shares. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

    The foregoing summary does not purport to be a complete statement of the rights of dissenting shareholders, and such summary is qualified in its entirety by references to Articles 5.11, 5.12 and 5.13 of the Texas Business Corporation Act, which are reproduced in full as Exhibit F hereof.

             CERTAIN DIFFERENCES BETWEEN THE CORPORATION STATUTES
                            OF TEXAS AND DELAWARE

    After the Reincorporation, the shareholders of the Company, a Texas corporation, will become shareholders of Telscape, a Delaware corporation. The Board of Directors of the Company believes that the rights of the shareholders of Telscape will be substantially similar to the present rights of the shareholders of PTMC-TX, subject to certain provisions of Delaware Law and the Certificate of Incorporation of Telscape. The shareholders of Telscape will continue to have rights similar to the ones they have in Texas with respect to the opportunity to vote on an annual basis for the election of directors, to receive reports from Telscape, to inspect its books and records, and to vote on most mergers, consolidations or other major corporate transactions, except as discussed below. Many provisions of Texas Law have been conformed to provisions of Delaware Law in recent years, including provisions which permit a corporation to indemnify its directors, officers, agents and employees and which permit it to exonerate its directors from liability to the corporation or its shareholders for monetary damages, except in certain specified cases. The Company's Articles of Incorporation or Bylaws currently provide for such indemnification to the extent permitted by law and for such limitation of director's liability and Telscape's Certificate of Incorporation and Bylaws do so as well. Some of the similarities and differences between the Texas and Delaware corporation laws which may affect the rights of shareholders are set forth below. The description of the differences is a summary only and does not purport to be a complete description of the differences between the corporation laws of Texas and Delaware.

REQUIRED VOTE FOR CERTAIN TRANSACTIONS

    EXTRAORDINARY TRANSACTIONS. Under Texas Law, a merger or consolidation, a sale, lease, exchange or other disposition of all or substantially all of the property of the corporation (a "Disposition") not in the usual and regular course of the corporation's business, or a dissolution of the corporation, must be approved by at least two-thirds of the shares entitled to vote thereon, unless the charter requires the vote of a different number of shares which may not be less than a majority of the shares entitled to vote thereon. If the holders of any class of shares are entitled to vote as a class thereon, such a transaction must be approved by two-thirds of the outstanding shares of such class and at least two-thirds of the outstanding shares otherwise entitled to vote thereon. The Company's Articles of Incorporation require the affirmative vote on such matters of the holders of a majority of the shares entitled to vote rather than the amount specified in the Texas Law as permitted by Texas Law.

    Under Delaware Law, such transactions are required to be approved by the holders of a majority of the shares entitled to vote thereon, unless the charter provides otherwise. The Certificate of Incorporation of Telscape does not provide otherwise. In addition, under Delaware Law, class voting rights exist with respect to amendments to the charter that adversely affect the terms of the shares of a class. Such class voting rights do not exist as to other extraordinary matters, unless the charter provides otherwise; the Certificate of Incorporation of Telscape does not provide otherwise.

    ABSENCE OF REQUIRED VOTE FOR CERTAIN MERGERS. Under Texas Law, no vote of the shareholders of a corporation surviving a merger is required to approve the merger if (i) such corporation is the sole surviving corporation in the merger,
(ii) the articles of incorporation of such corporation will not differ from its articles of incorporation before the merger, (iii) each shareholder of such corporation whose shares are outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the effective date of the merger, (iv) the voting power of the number of voting shares outstanding immediately after the merger, plus the voting power of the number of voting shares of such corporation to be issued in the merger, if any, does not exceed by more than 20% of the voting power of the total number of voting shares outstanding immediately before the merger, (v) the number of participating shares (that is, shares whose holders are entitled to participate without limitation in dividends or other distributions) of such corporation to be issued in the merger, if any, does not exceed 20% of the number of such shares outstanding immediately before the merger, and (vi) the board of directors of the corporation adopts a resolution approving the plan of merger.

    Under Delaware Law, no vote of the shareholders of a corporation surviving a merger is required to approve a merger if (i) the agreement of merger does not amend the charter of such corporation, (ii) each share of stock of such corporation outstanding immediately before the merger is to be an identical outstanding or treasury share of the surviving corporation thereafter and (iii) the number of shares of common stock of such corporation to be issued in the merger, if any, does not exceed 20% of the number of shares outstanding immediately before the merger. The Company's current Articles of Incorporation and the Certificate of Incorporation of Telscape do not alter the statutory rules described above.

APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS

    Under Texas Law, in general, a shareholder has (i) the right to dissent from any plan of merger or consolidation or Disposition to which such corporation is a party where a shareholder vote is required and (ii) the right to demand payment of the fair value of his shares ("appraisal rights") upon compliance with the statutory procedures. However, under Texas Law, a shareholder of a corporation does not have the right to dissent or to assert appraisal rights if (i) the shares held by such shareholder are part of a class or series of shares which are listed on a national securities exchange, or held of record by not less than 2,000 holders, on the record date fixed to determine the shareholders entitled to vote on the plan of merger or consolidation or Disposition and (ii) the shareholder is not required by the terms of the plan of merger or consolidation or Disposition to accept for his shares any consideration other than (a) shares of the corporation that, immediately after the effective date of the merger, will be part of a class the shares of which are (x) listed or authorized for listing upon official notice of issuance, on a national securities exchange, or (y) held of record by not less than 2,000 holders or (b) cash in lieu of fractional shares otherwise entitled to be received. The appraisal rights of a shareholder of a Texas corporation are summarized herein under "Rights of Dissenting Shareholders" above.

    Similarly, under Delaware Law, a shareholder does not have appraisal rights in connection with a merger or consolidation or in the case of a Disposition if
(i) the shares of such corporation are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 shareholders or (iii) such corporation will be the surviving corporation of the merger and no vote of the shareholders of the surviving corporation is required to approve such merger; provided, however, that shareholder is entitled to appraisal rights in the case of a merger or consolidation, if such shareholder is required by the terms of an agreement of merger or consolidation to accept in exchange for his shares anything other than (a) shares of stock of the corporation surviving or resulting from such merger or consolidation, (b) shares of any other corporation that at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders, (c) cash in lieu of fractional shares of the corporation described in the foregoing clauses
(a) and (b), or (d) any combination of the foregoing.

SHAREHOLDER CONSENT TO ACTION WITHOUT MEETING

    Under Texas Law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if a written consent thereto is signed by all of the holders of shares entitled to vote thereon. In addition, a Texas corporation's articles of incorporation may provide that the shareholders may take action without a meeting, without prior notice, and without a vote, if a consent in writing setting forth the action so taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting. The Articles of Incorporation of PTMC-TX provide that any action required to be taken by the shareholders may be taken without a meeting by the written consent of the holders of not less than the minimum number of votes necessary to take such action at a shareholders meeting.

       Under Delaware Law, unless otherwise provided in the charter, any action that can be taken at a shareholders meeting can be taken without a meeting if a written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting of the shareholders. Unlike the Company's current Articles of Incorporation, the Certificate of Incorporation of Telscape provides that any action required to be taken by the shareholders may only be taken at a meeting thereof by the shareholders and no action may be taken by consent without a meeting and without prior notice.

CUMULATIVE VOTING

    Under Texas Law, cumulative voting is available unless prohibited by the articles of incorporation. Under Delaware Law, cumulative voting is not available unless so provided in the corporation's certificate of incorporation. Shareholders of the Company do not now have cumulative voting rights nor will they have such rights as shareholders of Telscape in that the Company's Articles of Incorporation and the Certificate of Incorporation of Telscape each prohibit cumulative voting.

PREEMPTIVE RIGHTS

    Under Texas Law, shareholders have a preemptive right to acquire additional, unissued, or treasury shares of the corporation, or securities of the corporation convertible into or carrying a right to subscribe to or acquire shares, except to the extent limited or denied by statute or by the articles of incorporation. Under Delaware Law, shareholders have no preemptive right to subscribe to additional issues of stock or to any security convertible into such stock, except to the extent that such rights are expressly provided in its certificate of incorporation. Shareholders of the Company do not now have preemptive rights nor will they have such rights as shareholders of Telscape in that the Company's Articles of Incorporation and the Certificate of Incorporation of Telscape each deny preemptive rights.

SPECIAL MEETINGS OF SHAREHOLDERS

    Under Texas Law, special meetings of shareholders may be called (i) by the president, the Board of Directors or such other person or persons as may be authorized in the charter or bylaws or (ii) by the shareholders who own at least 10% of the outstanding voting shares, unless the charter provides for a lesser or greater number, which may not exceed 50%. The Company's Articles of Incorporation and Bylaws do not alter the statutory rule described herein.

    Under Delaware Law, a special meeting of shareholders may be called only by the Board of Directors or by persons authorized in the charter or the bylaws. The Bylaws of Telscape provide for the call of a special meeting of shareholders only by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President of Telscape.

DISTRIBUTIONS AND DIVIDENDS; REDEMPTIONS

    Under Texas Law, a distribution is defined as a transfer of money or other property (except a corporation's shares or rights to acquire its shares), or an issuance of indebtedness, by a corporation to its shareholders in the form of:
(i) a dividend on any class or series of the corporation's outstanding shares;
(ii) a purchase, redemption, or other acquisition of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas Law, a corporation may make a distribution, subject to restrictions in its charter, if it does not render the corporation unable to pay its debts as they become due in the usual course of its business, and if it does not exceed the corporation's surplus. Surplus is defined in Texas Law as the excess of net assets over stated capital, as such stated capital may be adjusted by the board. This limitation does not apply to distributions involving a purchase or redemption of shares to eliminate fractional shares, collect indebtedness, pay dissenting shareholders or redeem shares if net assets exceed the proposed distribution.

    Under Delaware Law, a corporation may pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year, unless the net assets of the corporation are less than the capital represented by issued and outstanding stock having a preference on asset distributions. Surplus is defined in Delaware Law as the excess of the net assets over capital, as such capital may be adjusted by the board. A Delaware corporation may purchase or redeem shares of any class, except when its capital is impaired or would be impaired by such purchase or redemption.

PROXIES

    Under Texas Law, proxies are valid for 11 months, and under Delaware Law, proxies are valid for three years, in both cases unless the proxies provide for a longer period.

VACANCIES ON BOARD OF DIRECTORS

    Under Texas Law, a vacancy on the board may be filled by the vote of a majority of directors then in office, although less than a quorum, or by election at a meeting of shareholders. A newly created directorship resulting from an increase in the number of directors may be filled by election at a meeting of shareholders or may be filled by the board for a term continuing only until the next election of directors by shareholders, but not more than two such directorships may be so filled during the period between any two successive annual meetings of shareholders.

    Under Delaware Law, a vacancy and newly created directorship may be filled by a majority of the remaining directors, although less than a quorum, unless otherwise provided in the charter or bylaws. Neither the Certificate of Incorporation nor the Bylaws of Telscape otherwise so provides.

    If a Delaware corporation has a classified board, shareholders may remove a director or directors only for cause, unless the charter otherwise provides. Neither the Board of Directors of PTMC-TX nor Telscape is classified.

INSPECTION OF BOOKS AND RECORDS

    Under Texas Law, a shareholder may, for a proper purpose, inspect and copy the relevant books and records of account, minutes and share transfer records of a corporation if such shareholder holds at least five percent of the outstanding shares of stock of the corporation or has been a holder of shares for at least six months prior to such demand.

    Under Delaware Law, any shareholder may inspect and copy the corporation's stock ledger, a list of shareholders and its other books and records for a proper purpose. A proper purpose is one reasonably related to such person's interest as a shareholder. Accordingly, for shareholders holding less than five percent of the outstanding stock, the right of inspection of some records may be broader under Delaware Law than under Texas Law.

AMENDMENT OF CHARTER

    Under Texas Law, the charter may be amended if: (i) the board sets forth the proposed amendment in a resolution and directs that it be submitted to a vote at a meeting of shareholders and (ii) the holders of at least two-thirds of the outstanding shares entitled to vote on the amendment approve it by affirmative vote, unless the charter otherwise requires the vote of a different number of shares, which if lesser, must be at least a majority. In addition, if the holders of any class or series of shares are entitled to vote as a class or series thereon, such an amendment must be approved by the affirmative vote of the holders of at least two-thirds of the shares within each class or series of outstanding shares entitled to vote thereon, and of at least two-thirds of the total outstanding shares entitled to vote thereon, unless the charter otherwise requires the vote of a different number of shares, which, if lesser, must be at least a majority.


    Under Delaware Law, the charter may be amended if (i) the board sets forth the proposed amendment in a resolution, declares the advisability of the amendment and either calls a special meeting or directs that it be submitted to a vote at the next annual meeting of shareholders and (ii) the holders of at least a majority of shares of stock entitled to vote thereon approve the amendment, unless the charter requires the vote of a greater number of shares. If the holders of the outstanding shares of a class are entitled to vote as a class upon a proposed amendment, the holders of a majority of the outstanding shares of such class must also vote in favor of the amendment. Texas law requires the affirmative vote of the holders of at least sixty-seven percent (67%) of each class of capital stock outstanding at the time of the action, and of sixty-seven percent (67%) of the total outstanding shares entitled to vote thereon, provided that the Articles of Incorporation may provide for the affrimative vote of a specified portion not less than a majority of the shares entitled to vote.
Articles of Incorporation require the affirmative vote of the majority of the shares entitled to vote on that matter.

AMENDMENT OF BYLAWS

    Under Texas Law, the Board of Directors may amend or repeal a corporation's bylaws, or adopt new bylaws, unless (i) the charter reserves such power exclusively to shareholders, or (ii) the shareholders, in amending, repealing or adopting a particular bylaw provision, expressly provide that the board may not amend or repeal that bylaw. In addition, unless the charter or a bylaw adopted by the shareholders provides otherwise as to all or some portion of a corporation's bylaws, shareholders may amend the bylaws even though such bylaws may also be amended by the Board of Directors. The Company's Articles of Incorporation provide that the Bylaws may be amended by the Board of Directors.

    Under Delaware Law, the Board may amend bylaws if so authorized in the charter. The shareholders of a Delaware corporation also have the power to amend bylaws. The Certificate of Incorporation of Telscape authorizes the Board of Directors to amend its Bylaws. While the Company's Articles of Incorporation delegated the power to amend the Bylaws exclusively to the Board of Directors, under the Certificate of Incorporation and Delaware Law the shareholders and the Board of Directors each has the power to amend the Bylaws of Telscape. Telscape's Bylaws require the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors or the affirmative vote of holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class and series, if any, of capital stock entitled to vote in the election of directors cast at a meeting of stockholders called for that purpose for the amendment of the Bylaws.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Texas Law and Delaware Law have different provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents.

    SCOPE. Under Texas law, a corporation is permitted to provide indemnification or advancement of expenses, by a bylaw provision, agreement, security arrangement or otherwise against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the person in connection with the proceeding. However, if the person is found liable to the corporation, or if the person is found liable on the basis he received an improper personal benefit, indemnification under Texas Law is limited in the reimbursement of reasonable expenses and no indemnification will be available if the person is found liable for willful or intentional misconduct.

    Under Delaware Law, indemnification rights are expressly nonexclusive. A corporation is permitted to provide indemnification or advancement of expenses, by a bylaw provision, agreement or otherwise, against judgments, fines, expenses and amounts paid in settlement actually and reasonably incurred by the person in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the corporation.

       Both the Articles of Incorporation and the Bylaws of PTMC-TX and the Certificate of Incorporation and Bylaws of Telscape make indemnification mandatory on the part of the Company for its officers and directors to the fullest extent permitted by law.

    ADVANCEMENT OF EXPENSES. Under Texas Law, reasonable court costs and attorneys' fees incurred by a director who was, is, or is threatened to be made, a named defendant or respondent in a proceeding because the person is or was a director of such corporation may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding after the corporation receives (i) a written affirmation by the director of his good faith belief that he has met the standard of conduct necessary for indemnification under Texas Law and (ii) a written undertaking by or on behalf of the director to repay the amount paid or reimbursed if it is ultimately determined that he has not met those requirements or indemnification for such expenses is precluded under Texas Law.

    Delaware Law provides for the advancement of expenses for such proceedings upon receipt of a similar undertaking, such undertaking, however, need not be in writing. Delaware Law does not require that such director give an affirmation regarding his conduct in order to receive an advance of expenses.

    PROCEDURE FOR INDEMNIFICATION. Texas Law provides that a determination that indemnification is appropriate under Texas Law shall be made (i) by a majority vote of a quorum consisting of directors who are not party to the proceeding, (ii) if such a quorum cannot be obtained, by a special committee of the board of directors consisting of at least two directors not party to the proceeding, (iii) by special legal counsel, or (iv) by shareholder vote.

    Similar to Texas Law, Delaware Law provides that a determination that indemnification is appropriate under Delaware Law shall be made (i) by a majority vote of directors who are not party to the proceeding, (ii) if such directors so direct, by independent legal counsel or (iii) by shareholder vote.

    MANDATORY INDEMNIFICATION. Under Texas Law, indemnification by the corporation is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding. Delaware Law requires indemnification with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

    INSURANCE. Texas Law and Delaware Law both allow a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation against any liability asserted against such person and incurred by such person in such a capacity or arising out of his status as such a person whether or not the corporation would have the power to indemnify him against that liability. Under Texas Law, a corporation may also establish and maintain arrangements, other than insurance, to protect these individuals, including a trust fund or surety arrangement. As noted above, indemnification rights under Delaware Law are expressly nonexclusive.

       PERSONS COVERED. Texas Law expressly and separately deals with the protection available for officers, employees and agents. Such protections are similar to those provided to directors. Delaware Law provides the same indemnification rights to officers, employees and agents as it provides for directors.

    STANDARD OF CARE. The standard of care required under both Texas Law and Delaware Law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

    CONTINUITY OF INDEMNIFICATION. Texas Law does not have a provision that expressly provides indemnification after a directorship has terminated for acts or omissions which took place prior to such termination. Delaware Law contains a provision that expressly provides that the statutory indemnification provisions (i) apply to a director after he leaves the corporation for acts he performed while a director and (ii) apply to the estate and personal representatives of the director.

    SHAREHOLDER REPORTS. Texas Law requires a report to the shareholders upon indemnification or advancement of expenses. Delaware Law does not have a similar reporting requirement.

LIMITED LIABILITY OF DIRECTORS

    Under Article 1302-7.06 ("Article 1302") of the Texas Miscellaneous Corporation Laws Act, a corporation's charter may eliminate all monetary liability of each director to the corporation or its shareholders for conduct in the performance of such director's duties other than certain conduct specifically excluded from protection. The Company's Articles of Incorporation do so provide. Article 1302 does not permit any limitation of the liability of a director for (i) breaching the duty of loyalty to the corporation or its shareholders, (ii) failing to act in good faith, (iii) engaging in intentional misconduct or a known violation of law, (iv) obtaining an improper personal benefit from the corporation, or (v) violating applicable statutes which expressly provide for the liability of a director. It is likely that any amendment to a charter would have no effect on the availability of equitable remedies, such as an injunction or rescission, based upon a director's breach of the duty of care.

       Section 102(b)(7) of Delaware Law ("Sectionm 102") permits the adoption of a charter provision limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Section 102 does not permit any limitation of the liability of a director for (i) breaching the duty of loyalty to the corporation or its shareholders, (ii) failing to act in good faith, (iii) engaging in intentional misconduct or a known violation of law, (iv) obtaining an improper personal benefit from the corporation, or
(v) paying a dividend or approving a stock repurchase that was illegal under Delaware Law.

    The Articles of Incorporation of the Company and the Certificate of Incorporation of Telscape both eliminate the monetary liability of a director to the full extent permitted by applicable law.

DELAWARE ANTI-TAKEOVER STATUTE

    Texas Law does not contain an anti-takeover provision. Section 203 of Delaware Law makes it more difficult to effect certain transactions between a Delaware corporation (or its majority-owned subsidiaries) and an "Interested Stockholder." The term "Interested Stockholder" is defined to include any person owning 15% or more of the outstanding voting stock of a Delaware corporation and affiliates and associates of such person. In general, under
Section 203, for a period of three years following the date that a stockholder becomes an Interested Stockholder, the following types of transactions ("Business Combinations") between a Delaware corporation and such Interested Shareholders are prohibited unless certain conditions are met: (i) mergers or consolidations, (ii) sales, leases, exchanges or other disposition of 10% or more of (a) the aggregate assets of the corporation or (b) the aggregate market value of all the outstanding stock of the corporation, (iii) issuance or transfer by the corporation of shares of its stock that would have the effect of increasing the Interested Stockholder's proportionate share of stock of the corporation, (vi) receipt by the Interested Stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation, and (v) any other transaction that has the effect of increasing the proportionate share of the stock of the corporation owned by the Interested Stockholder. The three-year ban will not apply: (i) if, prior to the date upon which the Interested Stockholder becomes such, the Board approves either the proposed Business Combination or the transaction which would result in the stockholder becoming an Interested Stockholder, (ii) if, upon the consummation of the transaction that results in such stockholder becoming an Interested Stockholder, the stockholder will own at least 85% of the voting stock of the Delaware corporation which was outstanding on the date such transaction commenced, or (iii) if such Business Combination is approved by the Board and, at a meeting, by the holders of at least 66 2/3% of the outstanding voting stock not owned by the Interested Stockholder.

    This statute applies automatically to several classes of Delaware corporations, including those with voting stock authorized for quotation on an inter-dealer quotation system of a registered national securities association (such as the Company's Common Stock), unless a majority of a corporation's shareholders elects to be excluded from the statute's coverage by amendment to the bylaws or certificate of incorporation of the corporation or its original certificate of incorporation elects to be excluded from this statute. The Company has not elected to opt out of the anti-takeover protection of Section 203 of Delaware Law; and, accordingly, such provisions will apply to the Company as a result of the Reincorporation.

                                     PROPOSAL FIVE
             TO APPROVE THE ADOPTION OF THE POLISH TELEPHONES AND
                       MICROWAVE CORPORATION 1996 STOCK
                      OPTION AND APPRECIATION RIGHTS PLAN

       The Board of Directors has adopted a resolution authorizing the establishment of the Polish Telephones and Microwave Corporation 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"), which plan shall provide for the issuance of incentive stock options, non-qualified stock options and stock appreciation rights. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its shareholders that the Company adopt such plan and has directed that the proposal to adopt the 1996 Plan, as set forth herein, be submitted to the Shareholders of the Company for vote at the Meeting.

    The following summary of the material provisions of the 1996 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to the 1996 Plan, a copy of which is attached hereto as Exhibit G to this Proxy Statement.

GENERAL

    The purpose of the 1996 Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The 1996 Plan provides for the grant of stock options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), to be issued to employees including officers and directors who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to officers, directors, employees and consultants. In addition, stock appreciation rights ("SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.


    The 1996 Plan provides for the granting of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 1,200,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 1996 Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1996 Plan for the grant of additional options or rights to any eligible employee. The shares of Common Stock subject to the 1996 Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 1996 Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the Company's outstanding voting stock entitled to vote thereon.
In the event that the 1996 Plan is not approved by the shareholders, the 1996 Plan shall remain in force; however, all options granted thereunder shall automatically be deemed to be Non-Qualified Options.


    As of August 31, 1996, there have been no options or rights granted under the 1996 Plan; however, it is the intention of the Board of Directors to grant options to purchase 350,000 shares of Common Stock to each of E. Scott Crist and Mark Vance under the 1996 Plan and to grant options to purchase 75,000 shares of Common Stock to each of Manuel Landa, Ricardo Orea and Oscar Garcia. An aggregate of 159 persons are eligible to participate in the 1996 Plan. Such persons include five executive officers and/or directors who are also employees of the Company and 151 other employees of the Company who are eligible to receive Incentive Options under the 1996 Plan, all of which persons (in addition to three non-employee directors) are eligible to receive Non-Qualified Options under the 1996 Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under the 1996 Plan.

ADMINISTRATION

    The 1996 Plan will be administered by: (a) the Board of Directors or (b) in the discretion of the Board of Directors, by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" Director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

SECTION 16(B) COMPLIANCE

    It is intended that transactions pursuant to the 1996 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short-swing profits," that is, a profit realized by an officer, director or owner of 10 percent or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3.

ELIGIBILITY AND EXTENT OF PARTICIPATION

    Incentive Options may be granted pursuant to the 1996 Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the 1996 Plan to officers, directors, employees or consultants of the Company or any subsidiary.

    There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

       The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of issuance of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Committee.

PURCHASE PRICE AND EXERCISE OF OPTIONS

    The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100 percent of the fair market value of such shares on the date the Incentive Option is granted.

Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

    The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised.
Any Incentive Option granted under the 1996 Plan to a 10 percent or less shareholder and any Non-Qualified Option shall be exercised during a period of not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent shareholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the 1996 Plan more than ten years after the date of adoption of the 1996 Plan.

    Options granted under the 1996 Plan are not transferable except upon death. Options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of the death of an option holder, options may be exercised within three years after the date of death.

    Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 1996 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 1996 Plan or for the assumption of options theretofore granted. If the 1996 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

    In the case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

    The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

    Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 1996 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 1996 Plan.

    The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS; SARS

    Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock for which the option is being exercised. The Board of Directors or the Committee may, however, permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board or the Committee. The Company has the authority under the 1996 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

    The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of

Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof surrendered) and the exercise price of the option or portion thereof surrendered.

AMENDMENTS TO THE 1996 PLAN

    The Board of Directors may at any time terminate the 1996 Plan or make such amendments thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's shareholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

    VOTE REQUIRED FOR APPROVAL. Approval of the adoption of the 1996 Plan will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed Proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the proposal to approve the 1996 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO APPROVE ADOPTION OF THE POLISH TELEPHONES AND MICROWAVE CORPORATION 1996 STOCK OPTION AND APPRECIATION RIGHTS PLAN AS SET FORTH IN EXHIBIT G HERETO AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF ADOPTION OF SUCH PLAN.

                                 PROPOSAL SIX
                  TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP
                AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS


    The Board of Directors, upon the recommendation of the Audit Committee, has concluded that the engagement of BDO Seidman, LLP as the Company's independent public accountants would be in the Company's best interest. The Board of Directors recommends that shareholders ratify its decision to engage BDO Seidman, LLP for the fiscal year ended December 31, 1996. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting and to be available to answer appropriate questions.

    The Company's present independent accounting firm is Hoffman McBryde & Co., P.C.

    In connection with the audits for the two most recent years and through December 31, 1995, there have been no disagreements with Hoffman McBryde & Co., P.C. on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Hoffman McBryde & Co., P.C. would have caused them to make reference thereto in their report on the financial statements for such years. None of the reports of Hoffman McBryde & Co., P.C. have contained an adverse opinion or disclaimer of opinion or was qualified as to uncertainty, audit scope or accounting principles.


    VOTE REQUIRED FOR APPROVAL. Approval of the ratification of the selection of BDO Seidman, LLP as the Company's independent accountants will require the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote thereon. The enclosed Proxy will be voted as specified, but if no specification is made with respect to the proposal, it will be voted in favor of the ratification of the selection of BDO Seidman, LLP as the Company's independent accountants.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM SHAREHOLDERS WILL BE VOTED IN FAVOR OF THE PROPOSAL.

                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

     The following tables set forth certain information as with respect to the directors and executive officers of the Company, certain officers of Digital Telecommunications Systems/ZWUT, a Polish limited liability company, the Company's 90% held subsidiary ("DTS/ZWUT"), certain officers of Telereunion, Inc. ("Telereunion"), a Delaware corporation, the Company's 100% owned subsidiary, and Vextro de Mexico, S.A. De C.V. and Servicios Corporativos Vextro, S.A. de C.V. (collectively, "Vextro"), Mexican corporations, Telereunion, Inc.'s 97% owned subsidiaries.

DIRECTORS AND EXECUTIVE OFFICERS DURING 1995 FISCAL YEAR:

                              Period with
Name              Age           Company          Position
----              ---         -----------        --------

Gary Panno (2)     40      March 1993 to       Director
                           Present

W. Dal Berry       59      March 1992 to       Chief Executive
                           June 1995           Officer and Director


S.P. Krishna       56      March 1992 to       Chairman of the Board
Murthy                     February 1996       President and Chief
                                               Executive Officer

Christopher H.     32      November 1995 to    Vice Chairman of the
Efird (1)                  Present             Board

Roy A. Varghese(1) 38      1992 to Present     Director

Leszek Wronski     33      March 1995 to       Director
                           April 1996

Mamal Khorouzan    67      May 1992 to         Vice President for
                           Present             Manufacturing
                                               Operations for DTS/ZWUT

Kenneth Gregson    67      November 1995 to    Director
                           April 1996

William Vetter     38      1992 to August      Chief Financial
                           1996                Officer of DTS/ZWUT
-------------------------------
(1) Member of Compensation Committee and the Option Committee of the Board of Directors.
(2)  Member of Audit Committee.

PRESENT EXECUTIVE OFFICERS AND DIRECTORS

                             Period with
Name              Age           Company          Position
----              ---         -----------        --------

Gary Panno (2)     40      March 1993 to       Chairman of the Board
                           Present

Christopher H.     32      November 1995 to    Vice Chairman of the
Efird (1)                  Present             Board and Secretary

E. Scott Crist     32      August 1996 to      President Chief Executive
                           Present             Officer and Director Nominee

Mark Vance         42      August 1996 to      Executive Vice President
                           Present             and Chief Financial Officer

Manuel Landa (2)   35      May 1996 to         Director and Executive
                           Present             Vice President of Operations;
                                               President and Chief Executive
                                               Officer of Telereunion and
                                               Vextro

Oscar Garcia       35      May 1996 to         Director; Vice President of
                           Present             Telereunion; Vice President of
                                               Operations of Vextro

Ricardo Orea       35      May 1996 to         Director; Vice President of
                           Present             Telereunion; Vice President of
                                               Sales and Marketing of Vextro

Roy A. Varghese    38      1992 to Present     Director
(1)

Darrel O. Kirkland 57      March 1996 to       Director
                           Present
-------------------------------
(1) Member of Compensation Committee and the Option Committee of the Board of Directors.
(2)  Member of Audit Committee.


BUSINESS EXPERIENCE

    GARY PANNO has been a member of the Board of Directors of the Company since March 1993. He has served as Chairman of the Board since March 1996 and President and CEO from March 1996 to August 1996. Mr. Panno was one of the initial investors in the Company and has been a home builder in the Dallas-Fort Worth metroplex since 1985. Mr. Panno received a B.S. in Industrial Engineering from Northeastern University in 1978.

       CHRISTOPHER H. EFIRD has been a member of the Board of Directors of the Company since November 1995 and Secretary since August 1996. Mr. Efird has been employed by Benchmark Equity Group, Inc., an investment banking firm, since May 1994 and is a Principal thereof. From May 1992 to May 1994 he served as National Marketing Manager of AquaNatural Company, a provider of water purification, dispensing and marketing programs. From February

1992 to May 1992, he served as Sales and Marketing Manager of Licon, Inc., a subsidiary of Licon International, Inc. and a manufacturer of industrial waste purification equipment. From October 1991 to May 1992, he served as Marketing Manager of Critical Industries, Inc. a manufacturer and distributor of equipment and supplies to the environmental remediation industry. From February 1987 to May 1990, Mr. Efird served as Vice President of Multiplex Systems, a telecommunications contracting company he co-founded. Mr. Efird holds a Master of Arts degree from Sam Houston State University and a B.S. from Texas A&M University.

    E. SCOTT CRIST has served as President and CEO of the Company since August 1996. Mr. Crist served as President of Orion Communications, Inc., a reseller of long-distance and internet access services from June 1996 to September 1996. He was President and CEO for Matrix Telecom, a long-distance reseller, from September 1995 through June 1996. He also was a founder of DNS Communications, a long-distance reseller, in May 1993 and served as its CEO from inception through September 1995. He was formerly Vice President of Acquisitions for Trammell Crow Group from March 1991 to January 1993 with specific focus on U.S. capital market transactions. Prior to joining Trammell Crow, Mr. Crist worked in acquisitions for AMLI Corporation of Chicago, an investment company, from August 1990 to March 1993 and was responsible for sourcing and underwriting income-producing assets on behalf of the firm's institutional clients. Prior to that, he worked from June 1987 to September 1988 in New York as a strategy consultant for KSM, Inc., where he was responsible for investigating competitive business situations for Fortune 200 technology companies. In addition, he was a design engineer for IBM corporation in Research Triangle, North Carolina. Mr. Crist has an MBA from the J. L. Kellogg School at Northwestern University and received a B.S. magna cum laude in Electrical Engineering with emphasis on telecommunications design from North Carolina State University.

    MARK VANCE has been Executive Vice President and CFO of the Company since August 1996. Mr. Vance served as Secretary/Treasurer of Orion Communications, Inc., a reseller of long-distance and internet access services from April 1996
to September 1996.   He was Executive Vice President, COO and CFO for Matrix
Telecom, a long-distance reseller, from September 1995 to April 1996. He also was a founder of DNS Communications, a long-distance reseller, and served as its CFO from May 1993 to September 1995. He served as Director of Finance for WilTel Long Distance Services, a facilities-based long-distance carrier from April 1990 to March 1992. As a Business Consultant, from April 1992 to April 1993, he has developed plans and marketing programs for companies in telecommunications, including Southern Pacific Telecom. Prior to joining WilTel, he held management positions with Mitchell Energy & Development, Texas Energy, Quintana Petroleum and Texaco. He has over 15 years' experience in management and business development, and received his B.S. in Finance from Louisiana State University, and an MBA from the University of Houston.

       MANUEL LANDA has been a member of the Board of Directors of the Company since May 1996. Mr. Landa is a co-founder of Telereunion and has been President of Vextro since 1989, and President, CEO and Director of Telereunion since August 1995. From 1986 until he joined Telereunion, Mr. Landa served as Export Sales Manager for Condumex, the largest Mexican manufacturer of electrical products with exports to the USA, Canada, Latin America and Europe. Also within Condumex (1984-1986), Mr. Landa was in charge of the Insulating Materials Division as Plant Manager. Prior to that (1983-1984), Mr. Landa worked for Philips, a Dutch company in the consumer and industrial electronics business, serving as Design Engineer for its Industrial Audio-Video Division. From 1981 to 1983, Mr. Landa occupied the position of Project Engineer for IPESA, a Mexican construction and engineering firm, with projects in the petrochemical, industrial and touristic sectors of Mexico. Manuel Landa received an undergraduate degree in Electronic and Communications Engineering (1984) from La Salle University in Mexico City, and has a diploma in Total Quality Management from the Instituto Tecnologico de Estudios Superiores Monterrey (1986).

    OSCAR GARCIA has been a member of the Board of Directors of the Company since May 1996. Mr. Garcia is a co-founder of Vextro and Telereunion and has been Vice President of Operations since 1988 for Vextro, and a Director of Telereunion since August 1995. From 1987 until he co-founded Vextro, Mr. Garcia served as Engineering Manager for Infosistemas, at that time the exclusive AT&T telephone equipment distributor in Mexico. From January 1986 to May 1987 Mr. Garcia was Sales Support Manager for Macrotel de Mexico SA de CV, a subsidiary of Macrotel, Inc., a Florida telephone key systems company with exports to Mexico and Latin America. From January 1983 until April 1986 Mr. Garcia held the position of design engineer for the R&D department of GTE, the leading U.S. telecommunications company involved at that time in PBX and KSU manufacturing in Mexico. Mr. Garcia holds an undergraduate degree in Electronic and Communications Engineering (1984) from La Salle University in Mexico City, a diploma in Marketing form La Salle University (1986) and is currently obtaining a diploma in Business Administration from Berkley University in Mexico City.

       RICARDO OREA has been a member of the Board of Directors of the Company since May 1996. Mr. Orea is a co-founder of Vextro and Telereunion and has been Vice President of Sales and Marketing since 1988 for Vextro, and a Director of Telereunion since August 1995. Prior to joining Vextro, Mr. Orea was Electronic Control Systems Plant Manager for Asea Brown Boveri (ABB), a Swedish electrical control and switchgear equipment manufacturer from 1985 to 1988. From April 1982 to June 1985, Mr. Orea worked for GTE in the Purchasing and Logistics Department as System Integrator and Supplier Development Manager. From 1979 to 1982, he was Technical Service Manager for MISA, a Mexican computer mainframes and telecommunications maintenance service company which served major financial accounts and universities. Mr. Orea received an undergraduate degree in Electronic and Communications Engineering (1984) from La Salle University in Mexico City and has a diploma in Business Administration from Berkley University in Mexico City (1994).

    ROY A. VARGHESE is a co-founder of the Company and has served on the Board of Directors of the Company from its inception to the present. He has been Vice President, Business Development of Immune Associates, Inc., a pharmaceutical industry consulting firm, from June 1994 to the present. He served as Vice President of Business Development of the Company from its inception to May 1994. From October 1987 to November 1991, Mr.

Varghese served as Director of Technical Services and Marketing Consultant for VISystems, Inc., a systems software company of which he was a co-founder. Mr. Varghese received a Master of International Journalism degree from Baylor University in 1982.

    DARREL KIRKLAND has been a member of the Board of Directors of the Company since March 1996. Mr. Kirkland is a principal consultant with Kirkland & Associates, a management consulting firm specializing in telecommunications. A registered Professional Engineer, Mr. Kirkland has many years experience in long distance, microwave, wireless, fiber and local transmission services. He has held general management and marketing positions with MCI Air Signal, CPI Microwave and Discovery Communications. Current and recent clients include MCI, Skytel, IXC Communications, Prime Cable and Winstar Wireless. Mr. Kirkland holds degrees from the University of Texas (BBA) and the University of Houston (MS, Industrial Engineering).

    S.P. KRISHNA MURTHY is a co-founder of the Company and served as its Chairman from March 1994 until February 1996 and Chairman of DTS/ZWUT from March 1993 until February 1996. From July 1990 until he co-founded the Company's predecessor, Mr. Murthy served as Vice President of International Operations for Axes Technologies, Inc., a Texas computer company with exports to Europe and procurement from the Far East. From January 1986 to June 1990, Mr. Murthy was Vice President of International Marketing for ACS International, Inc., a Texas electronics company with exports to Europe, South America and Asia. Mr. Murthy holds an undergraduate degree in Electrical Engineering
(1961) from the University of Madras and a Master's degree in International Management (1977) from the University of Texas at Dallas.

       W. DAL BERRY as President, Chief Executive Officer and Director of the Company from its inception in 1992 until June 1995. From 1988 until 1992, Mr. Berry was Chairman and Chief Executive Officer of Publishing Technology, Inc., a software developer. During this same time period, Mr. Berry owned Berry & Associates, a management consulting firm and served on the board of several private companies, including Networth, Inc. and Microdynamics, Inc., of Dallas, Texas, Unified Communication of Atlanta, Georgia, and CVC Corporation of Abilene, Texas. From 1982 until 1988, Mr. Berry was President and Chief Executive Officer of VMX, Inc., a publicly traded company in the voice messaging industry. From 1980 until 1982, Mr. Berry was Vice President of the Xerox Office Products Division. From 1963 until 1980, Mr. Berry served in various positions with Burroughs Corporation, including President and Chief Executive Officer of a wholly owned subsidiary, Graphics Sciences, Inc. Mr. Berry received his degree in Accounting and Finance from the University of North Alabama in 1963.

    KENNETH GREGSON served as a Director of the Company from November 1995 to April 1996. Mr. Gregson retired from Tandycrafts in 1993, having served as its President and Chief Executive Officer from 1983 to his retirement and its Chairman of the Board from 1990 to his retirement.

    LESZEK B. WRONSKI served as a Director of the Company from March 1995 to April 1996. Mr. Wronski is a Vice President for Price Waterhouse Business Information Technologies located in Warsaw, Poland. Additionally, he teaches at the Institute of Telecommunications, Warsaw University of Technology. From 1990 until 1993, Mr. Wronski served as an Executive Officer of Polish Telephones Foundation, a telecommunication consulting organization to Polish and foreign telecommunication companies in Poland. He received his M.Sc. in Telecommunications from Warsaw University of Technology in 1987.

    MAMAL KHOROUZAN has been President of DTS/ZWUT from September 1996 to the present. Mr Khorouzan was Vice President of Manufacturing of DTS/ZWUT from May 1992 to August 1996. From January 1987 to January 1992, Mr. Khorouzan was general manager and executive vice president of Cal Power, a custom power systems company in California. Mr. Khorouzan received a B.S. in Engineering from the University of Tucson in 1961 and an M.B.A. from the State University of California in 1971. Mr. Khorouzan is based in Warsaw, Poland.


    WILLIAM J. VETTER, Jr. served as Chief Financial Officer of DTS/ZWUT from its inception to August 1996. Mr. Vetter was employed by Deloitte and Touche (previously Touche Ross & Co.) from 1980 to 1991. At Deloitte and Touche, Mr. Vetter had both national and international assignments and spent over five years in Europe, South America and in the International Headquarters. Mr. Vetter's public accounting experience includes major manufacturing, banking and wholesale operations. He was responsible for professional review of international accounting issues and conducted due diligence procedures for acquisitions and mergers. Mr. Vetter is a member of the American Institute of Certified Public Accountants. Mr. Vetter is based in Warsaw, Poland.

    To the best of the Company's knowledge, there are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company or any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasdaq. Executive officers, directors and greater than ten percent shareholders are required by certain regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of Forms 3, 4 and 5 furnished to the Company, pursuant to the Exchange Act during its most recent fiscal year, it is the Company's belief that any such forms required to be filed pursuant to
Section 16(a) of the Exchange Act were timely filed, as necessary by the officers, directors and securityholders required to file the same during the fiscal year ended December 31, 1995 except that no Form 3 was filed by Leszek Wronski, a former director, and Forms 3, although subsequently filed, were not filed on a timely basis by Ken Gregson, a former director, or Christopher Efird, a director of the Company.

CERTAIN INFORMATION RELATING TO THE BOARD OF DIRECTORS AND COMMITTEES OF THE
BOARD

    The Board of Directors of the Company held six formal meetings during 1995. The Board of Director's Compensation Committee and Audit Committee each held one formal meeting during the year. Each of the Directors who are nominated in this Proxy Statement and who served during 1995 as a Director or as a member of the Compensation Committee or the Audit Committee attended at least 75% of the Board and Committee Meetings during 1995 during the period in which they served as Director except that Roy Varghese did not attend two of the six Board Meetings.

    The Audit Committee reviews internal auditing procedures and the adequacy of internal controls. The Audit Committee meets periodically with management and the Company's independent public accountants. The Compensation Committee establishes compensation and incentives for the Company's executive officers and administers the Company's incentive compensation and benefit plans. The Board of Directors does not have a standing nominating committee or any other committee performing a similar function. The function customarily attributable to a nominating committee is performed by the Board of Directors as a whole.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last two fiscal years by the Company's Chief Executive Officer who served as such during the 1995 fiscal year. None of the Company's executive officers who served as such at the end of the last fiscal year earned in excess of $100,000 during the fiscal year indicated.





                             Annual Compensation (1)
                    --------------------------------------------

                                                      Other
    Name and                                          Annual
Principal Position  Year    Salary($)  Bonus($)   Compensation($)
------------------  ----    ---------  --------   ---------------
S.P. Krishna        1995      96,000        -            -
Murthy, CEO         1994      76,000     40,000          -
(June 1995-         1993      60,000        -            -
Feb. 1996)

W. Dal Berry        1995      33,000        -            -
CEO (until          1994      68,000        -            -
June 1995)          1993      52,000        -            -



                                            LONG-TERM COMPENSATION
                                  -------------------------------------------
                                            AWARDS                  PAYOUTS
                                  --------------------------      -----------
                                   RESTRICTED      SECURITIES
                                     STOCK         UNDERLYING          LTIP
NAME AND                             AWARDS         OPTIONS/          PAYOUTS
PRINCIPAL POSITION     YEAR           ($)(2)         SARS (#)
                                                                  (#)
------------------     ----       -----------     ----------       -----------
S.P. Krishna Murthy,   1995             -              50,000             -
CEO (June 1995-        1994             -              -                  -
Feb. 1996)             1993             -              16,204             -

W. Dal Berry, CEO      1995             -              -                  -
(until June 1995)      1994             -              -                  -
                       1993             -              16,204             -



NAME AND                              ALL OTHER
PRINCIPAL POSITION     YEAR          COMPENSATION
                                         ($)
------------------     ----         --------------
S.P. Krishna Murthy,   1995               -
CEO (June 1995-        1994               -
Feb. 1996)             1993               -

W. Dal Berry, CEO      1995               -
(until June 1995)      1994               -
                       1993               -






   (1) Certain of the Company's executive officers receive perquisites and other personal benefits in addition to salary and bonuses. The aggregate amount of such perquisites and other personal benefits, however, does not exceed the lesser of $50,000 or ten percent of the total of the annual salary and bonus reported for any of the named executive officers.


(2) The number and value of aggregate restricted stock holdings for Mr. Murthy and Mr. Berry at the end of the last fiscal year, based on the closing bid price of the Common Stock on Nasdaq on December 31, 1995, were 49,859 and 132,440 shares, respectively with a value of $137,112 and $364,210, respectively (without giving effect to the consideration paid by the named executive officer).

    The following table sets forth certain information with respect to options granted during the last fiscal year to the Company's Chief Executive Officer named in the above Summary Compensation Table.

OPTION/SAR GRANTS IN LAST FISCAL YEAR (1995)






                          Number of Securities    Percent of total Options/
                           Underlying Options        SARS Granted to
       Name              Options/SARS Granted(#)   Employees in Fiscal Year
----------------------   -----------------------   ------------------------
S.P. Krishna Murthy              50,000                     86.21%




                              Exercise or             Expiration
       Name                   Base Price                 Date
                               ($/Sh.)
----------------------      ---------------          -------------
S.P. Krishna Murthy                2.25                 1/1/2002







AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table sets forth certain information with respect to options exercised during fiscal 1995 by the Company's Chief Executive Officer named in the Summary Compensation Table, and with respect to unexercised options held by such persons at the end of fiscal 1995.








                                                  Number of Securities
                   Shares            Value        Underlying Unexercised
                 Acquired on       Realized           Options/SARS at
   Name          Exercise (#)         ($)                   FY-End(#)
--------------  ---------------  ------------   -----------------------------
                                                Exercisable     Unexercisable
                                                -----------     -------------
S.P. Krishna          -                -             66,204             -
Murthy

W. Dal Berry          -                -             16,204             -




                           Value of Unexercised in
                           the Money Options/SARS
   Name                      at FY-End ($)(1)
----------------       -----------------------------
                       Exercisable     Unexercisable
                       -----------     -------------
S.P. Krishna Murthy       56,598              -

W. Dal Berry              31,598              -






----------------------
  (1) The calculations of the value of unexercised options are based on the difference between the closing bid price on NASDAQ of the Common Stock on December 31, 1995, and the exercise price of each option, multiplied by the number of shares covered by the option.


EMPLOYMENT AGREEMENTS

    The Company has entered into an employment agreement with Mr. Gary Panno, effective as of April 1, 1996, which agreement provides that Mr. Panno will serve in the position of President and Chief Executive Officer or other executive position. The agreement terminates March 31, 1997, unless earlier terminated by the Company for cause. The agreement provides that Mr. Panno will be entitled to receive annual compensation of $60,000 and options to purchase 80,000 shares of Common Stock exercisable at $5.125 per share.

       Effective August 1, 1996, the Company entered into employment agreements with Mr. E. Scott Crist and Mr. Mark Vance, pursuant to which each will be employed as a senior executive of the Company. The agreements will terminate on the third anniversary thereof unless sooner terminated. The agreements proved that Mr. Crist and Mr. Vance will each be entitled to a base salary of $95,000 per year. In addition, Mr. Crist and Mr. Vance are each entitled to receive options to purchase 350,000 shares of Common Stock at $4.50 per share, vesting one-third each year commencing August 1, 1997.

       Telereunion, Inc. has entered into employment agreements with Messrs. Landa, Garcia and Orea, effective as of May 14, 1996, which agreements provide that Mr. Landa will serve as President and CEO and Messrs. Garcia and Orea will each serve as Vice President of Telereunion, Inc. Each agreement terminates May 14, 1999, unless earlier terminated by Telereunion, Inc. for cause.
Messrs. Landa, Garcia and Orea will be entitled to receive annual compensation of $80,000 each.

CONSULTING AGREEMENTS


    The Company has entered into a consulting agreement with Benchmark Equity Group, Inc. effective May 23, 1996. Pursuant to the agreement, Benchmark Equity Group will provide the Company business and strategic planning services. The term of the agreement is one year and is automatically renewed for a second year unless terminated by 60 days' written notice. The agreement provides that Benchmark Equity Group will be entitled to receive compensation of $7,000 per month plus expenses. Christopher Efird, a director, is a principal of Benchmark Equity Group. See "Management".

       The Company entered into a consulting agreement with Telecom Consulting Services, Inc. effective June 12, 1996 pursuant to which Telecom Consulting Services was to provide the Company telecommunication consulting. The agreement was indefinite in term and has been terminated by the Company. Telecom Consulting Services received $125 per hour expended on behalf of the Company plus expenses.

    The Company has entered into a financial public relations consulting agreement with Langley Financial Group, Inc. effective June 24, 1996. Pursuant to the agreement, Langley Financial Group and Richard H. Langley, Jr. will act as the Company's public relations counsel. The agreement terminates June 24, 1997. Pursuant to the agreement as amended in September 1996, Richard H. Langley, Jr. is entitled to receive $2,500 per month, 80,000 shares of common stock and options to purchase 100,000 shares of Common Stock exercisable at $5.00 per share.

COMPENSATION OF DIRECTORS

    No cash compensation was paid by the Company to its directors prior to December 31, 1994. Directors are reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof. In addition, beginning in 1995, the Company has agreed to pay Directors who are not also employees of the Company $500 for each meeting of the Board of Directors they attend. Directors of the Company are eligible to participate in the Company's stock option plans.

OUTSIDE DIRECTORS STOCK OPTION PLAN

    The Outside Directors Stock Option Plan (the "Directors Plan") was adopted by the Board of Directors and approved by the shareholders in June 1994. The Directors Plan provides for the issuance of nonqualified stock options to purchase up to 31,163 shares of Common Stock. The Directors Plan is administered by the Compensation Committee of the Board of Directors.

    The Directors Plan provides for the issuance of nonqualified stock options to purchase shares of Common Stock to outside directors of the Company and its subsidiaries. Outside directors include only those directors of the Company or its subsidiaries who are not regular salaried employees of the Company or a subsidiary at the time the option is granted. In the event the optionee ceases to be an outside director (other than upon optionee's death or a change of control), the optionee may exercise his or her option at any time within 90 days and only to the extent the optionee was entitled to exercise the option at the date of termination but no option shall be exercisable after the expiration of ten years from the date of grant.

    Under the Directors Plan, the exercise price of each option will not be less than 100% of the fair market value of the Common Stock at the time of granting the option. Options granted under this plan shall not be exercisable after the expiration of ten years from the date of grant or such sooner date determined by the Compensation Committee.

    As of August 31, 1996, there were 11,163 shares available for issuance under the Director Plan and outstanding options granted under the Directors Plan to purchase 20,000 shares of the Company's Common Stock held by two directors and exercisable at exercise prices ranging from $1.75 to $4.25 per share.

1993 STOCK OPTION PLAN

    The 1993 Stock Option Plan (the "1993 Plan") was adopted by the Board of Directors in January 1993 and thereafter approved by the shareholders. The 1993 Plan provides for the issuance of qualified or "incentive" stock options as well as nonqualified stock options to purchase up to 218,145 shares of Common Stock. The 1993 Plan is administered by the Compensation Committee of the Board of Directors.

    Employees, directors and consultants of the Company and its subsidiaries may participate in the 1993 Plan. Options granted under the 1993 Plan may be exercised by the optionee within such time period as determined by the Board and only to the extent the optionee was entitled to exercise the option at the date of termination but no option shall be exercisable after the expiration of ten years from the date of grant.

    Under the 1993 Plan, the exercise price of each incentive stock option will not be less than 100% of the fair market value of the Common Stock at the time of granting the option. The exercise price of each nonqualified stock option shall be not less than 85% of the fair market value of the stock on the date the option is granted. Options granted under the 1993 Plan shall not be exercisable after the expiration of ten years from the date of grant or such sooner date determined by the Compensation Committee.

    As of August 31, 1996, there were 587 shares available for issuance under the 1993 Plan and outstanding options granted under the 1993 Plan to purchase 177,031 shares of the Company's Common Stock to 12 persons, including one director, at exercise prices ranging from $0.80 to $6.42 per share.

                        SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth certain information, as of October 14, 1996, with respect to the beneficial ownership of Common Stock by each director, each nominee for director, each executive officer included in the Summary Compensation Table, the directors and executive officers as a group and each shareholder known to management to own beneficially more than 5% of the Common Stock. Unless otherwise noted, the persons listed below have sole voting and investment power with respect to such shares.


                                                     Percentage
Name and                    Number of Shares        Beneficially
Address                    Beneficially Owned          Owned
------------               ------------------       ------------
Gary Panno                        54,758(1)             1.4%
4635 Southwest Freeway
Suite 800
Houston, TX  77027

Christopher H. Efird              85,625(2)(6)          2.1%
700 Gemini
Houston, TX  77058

Manuel Landa                     460,000(3)(4)         11.2%
c/o Telereunion, Inc.
Moras No. 430
Col. Del Valle
Del Benito Juarez
03100 Mexico, D.F.

E. Scott Crist                   130,000                3.3%
4635 Southwest Freeway
Suite 800
Houston, TX  77027

                                     42


Oscar Garcia                     460,000(4)(5)         11.2%
c/o Telereunion, Inc.
Moras No. 430
Col. Del Valle
Del Benito Juarez
03100 Mexico, D.F.

Darrel Kirkland                   10,000(6)              *
4635 Southwest Freeway
Suite 800
Houston, TX  77027

Ricardo Orea                     460,000(4)(7)         11.2%
c/o Telereunion, Inc.
Moras No. 430
Col. Del Valle
Del Benito Juarez
03100 Mexico, D.F.

Roy A. Varghese                   66,063(8)             1.6%
4635 Southwest Freeway
Suite 800
Houston, TX  77027

S.P. Krishna Murthy              266,063(8)(9)          6.3%
4635 Southwest Freeway
Suite 800
Houston, TX  77027

W. Dal Berry                     158,644(8)(10)         4.0%
4635 Southwest Freeway
Suite 800
Houston, TX  77027

Benchmark Equity Group, Inc.     459,375(11)           11.5%
16815 Royal Crest Drive
Houston, TX  77058

                                     43

All directors and
executive officers as a
group (9 persons)              1,868,947(12)            43.2%


------------------------------------
*   Less than 1%

(1) A portion of such shares and options have been deposited into escrow. See "Escrow Agreement."

   (2) Excludes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right to purchase 37,500 shares of Common Stock at $2.19 per share. The Series A Common Stock Warrant will vest and become exercisable, if at all, upon the Company meeting certain fiscal year earnings per share targets, computed in accordance with the terms of the Series A Common Stock Warrant as follows: (i) the Warrant will vest and become fully exercisable as to 40% of the shares of Common Stock upon the Company's fiscal year earnings equal to at least $.315 per share; (ii) the Warrant will vest and become fully exercisable as to an additional 40% of the shares of Common Stock upon the Company's fiscal year earnings equal to at least $.458 per share; and (iii) the Warrant will vest and become fully exercisable as to an additional 20% of the shares of Common Stock upon the Company's fiscal year earnings equal to at least $.75 per share. Notwithstanding the foregoing, the Warrant will vest and become fully exercisable as to any shares not vested if, for any ninety (90) consecutive trading days, the closing price for a share of Common Stock equals or exceeds $12.00. The Series A Common Stock Warrant lapses on May 16, 2003. Also, excluded are the shares of Common Stock issuable upon exercise or a Series B Common Stock Warrant representing the right to purchase 11,875 shares of Common Stock at $2.19 per share. The Series B Common Stock Warrant will vest and become exercisable, if at all, upon (i) the Company achieving an increase in net shareholders equity of the Company of at least $5,000,000, computed in accordance with the terms of the Series B Common Stock Warrant; or (ii) if for any ninety (90) consecutive trading days, the closing price for a share of Common Stock equals or exceeds $12.00. The Series B Common Stock Warrant will expire on and no longer be exercisable if the condition for vesting is not satisfied within 18 months following the acquisition of Telereunion and, in any event, will expire on May 16, 2003. Mr. Efird is associated with Benchmark Equity Group, Inc. but disclaims beneficial ownership of any such shares owned by Benchmark Equity Group. Includes options to purchase 10,000 shares of Common Stock at $1.75 per share, all of which options are presently exercisable.

(3) Excludes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right to purchase 241,208 shares of Common Stock at $2.19 per share. Also, excluded are shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right of Willowtree Developments, Ltd., a British Virgin Island entity, ("Willowtree") to purchase 447,958 shares of Common Stock at $2.19 per share. Mr. Landa is the beneficial owner of Willowtree. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Landa on or about June 4, 1996.

   (4) Includes options to purchase 25,000 shares of Common Stock at $1.35 per share and 75,000 shares of Common Stock at $4.875 per share, all of which options are presently exercisable.

(5) Excludes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right to purchase 241,208 shares of Common Stock at $2.19 per share. Also, excluded are shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right of Trafford Park Holdings, Ltd., a British Virgin Island entity, ("Trafford Park") to purchase 447,959 shares of Common Stock at $2.19 per share. Mr. Garcia is the beneficial owner of Trafford Park. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Garcia on or about June 4, 1996.

   (6) Includes, as to Mr. Kirkland, options to purchase 10,000 shares of Common Stock at $4.25 per share and, as to Mr. Efird, options to purchase 10,000 shares of Common Stock at $1.75 per share, all of which options are presently exercisable.

(7) Excludes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right to purchase 241,208 shares of Common Stock at $2.19 per share. Also, excluded are shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right of Bollington Developments, Ltd., a British Virgin Island entity, ("Bollington") to purchase 447,959 shares of Common Stock at $2.19 per share. Mr. Orea is the beneficial owner of Bollington. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Orea on or about June 4, 1996.

(8) Includes options to purchase 16,204 shares of Common Stock at $.80 per share, all of which options are presently exercisable. A portion of such shares and options have been deposited into escrow. See "Escrow Agreement."

(9) Includes options to purchase 50,000 shares of Common Stock at $2.25 per share, options to purchase 16,204 shares of Common Stock at $.80 per share and Warrants to purchase 150,000 shares of Common Stock at $2.9375 per share, all of which options and warrants are presently exercisable. Excludes 5,240 shares of Common Stock held by Mr. Murthy's adult child of which shares Mr. Murthy disclaims beneficial ownership. A portion of such shares and options have been deposited into escrow. See "Escrow Agreement."

(10) Includes warrants to purchase 10,000 shares of Common Stock at $8.00 per share, all of which warrants are presently exercisable.

(11) Excludes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant representing the right to purchase 262,500 shares of Common Stock at $2.19 per share. Also, excluded are shares of Common Stock issuable upon exercise of a Series B Common Stock Warrant representing the right to purchase 83,125 shares of Common Stock at $2.19 per share. The Series B Common Stock Warrant will expire on and no longer be exercisable after May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant and the Series B Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Frank DeLape, president of Benchmark Equity Group, Inc. on or about June 4, 1996.

   (12) Includes options to purchase 336,204 shares of Common Stock, all of which options are presently exercisable.

ESCROW AGREEMENT

    Pursuant to the Texas Securities Act of 1957, the Texas State Securities Commissioner has the discretion to require that an issuer offering and selling securities to the residents of Texas in a public offering deposit certain outstanding securities in escrow. In that regard, certain former and present officers and directors of the Company are parties to a Stock Escrow Agreement (the "Escrow Agreement") dated August 8, 1994. The Escrow Agreement was required by the Texas State Securities Commissioner as a condition to the registration of securities in Texas in connection with the Company's initial public offering. The Escrow Agreement provides that a total of 415,503 shares of Common Stock and 55,779 shares of Common Stock issuable upon the exercise of options be held in escrow for a period of not less than two years and not more than ten years. The terms of the Escrow Agreement provide further that shares held in escrow may be released provided that the Company attain certain levels of earnings per share during any two or five consecutive fiscal year periods. In addition, the Escrow
Agreement permits the unconditional release of twenty (20%) percent of the escrowed shares upon the sixth anniversary of the Escrow Agreement and twenty (20%) percent every year thereafter until the tenth anniversary of the Escrow Agreement. As of the date hereof, no shares have been released pursuant to the Escrow Agreement. The shareholders who are party to the Escrow Agreement retain the right to vote such securities and to transfer the securities among themselves and to related individuals who must become parties to the agreement.

                             CERTAIN TRANSACTIONS

SHARE ISSUANCES

    In May 1993, the Company issued 18,698 shares of Common Stock to Mr. S.P. Krishna Murthy, a former director and officer of the Company, for services rendered.

    In May 1996, the Company issued 1,605,000 shares of Common Stock in accordance with the terms of the Merger and Acquisition Agreement relating to the Company's acquisition of Telereunion, Inc. Common Stock issued pursuant to the agreement was (i) 126,000 shares to Mr. Manuel Landa and 234,000 shares to Willowtree Developments Ltd., an affiliate of Mr. Landa's, (ii) 126,000 shares to Mr. Ricardo Orea and 234,000 shares to Bollington Developments Ltd., an affiliate of Mr. Orea's, (iii) 126,000 shares to Mr. Oscar Garcia and 234,000 shares to Trafford Park Holdings Ltd., an affiliate of Mr. Garcia's, (iv) 459,375 shares to Benchmark Equity Group, Inc. and (v) 65,625 shares to Benchmark Equity Group, Inc. for the account of Mr. Christopher Efird.

    In August 1996 the Company issued 400,000 shares of Common Stock in accordance with the Agreement and Plan of Merger relating to the Company's acquisition of Orion Communications, Inc. Common Stock issued pursuant to the Agreement included (i) 142,500 shares to Mark Vance, (ii) 130,000 shares to E. Scott Crist, and (iii) 127,500 shares in the aggregate to 21 other individuals.

NOTE CONVERSIONS; ACCRUED BUT UNPAID INTEREST

    Effective as of June 29, 1993, the Company issued 88,622 shares of Common Stock to seven individuals in exchange for the conversion of certain promissory notes in the original principal amount of $568,750 (the "Note Conversions"). The shares of Common Stock issued in connection with the Note Conversions were issued on the basis of one share of Common Stock for each $6.41 of principal amount converted. Mr. W. Dal Berry converted a $200,000 principal amount promissory note into 31,162 shares of Common Stock. In addition, the Company was indebted to Mr. Berry in the amount of $43,000 representing accrued but unpaid interest owed in respect of the promissory note converted by Mr. Berry into Common Stock. The accrued but unpaid interest owed in respect of this converted promissory note was paid on August 18, 1994 using net proceeds from the Company's initial public offering.

GUARANTY OF COMPANY INDEBTEDNESS

    Mr. W. Dal Berry and Mr. Roy A. Varghese personally guaranteed the repayment of the Company's $150,000 secured term loan facility. The term loan facility was repaid on August 19, 1994 using net proceeds from the Company's initial public offering.

COMPANY INDEBTEDNESS TO CERTAIN SHAREHOLDERS

    The Company had an interest-bearing promissory note with a remaining principal balance of $25,000 payable to Mr. W. Dal Berry. The Company also had interest-bearing promissory notes payable to certain other shareholders of the Company with an aggregate remaining principal balance of $17,500. The outstanding principal balance of these promissory notes together with any accrued but unpaid interest in respect thereof, was repaid on August 18, 1994 using net proceeds from the Company's initial public offering.

SECURITIES ISSUANCES

    In April 1993, the Company issued and sold 10,000 shares of Series A Preferred Stock to Gary Panno, Chairman of the Board of the Company for such investor purchasing certain promissory notes from the Company in the amount of $75,000. In June 1993, the principal amount of such notes was converted to 5,843 shares of Common Stock.

SUBSIDIARY MERGER

    On June 1, 1994, PAV Corporation ("PAV"), a subsidiary owned 78% by the Company and 22% by other individuals, including Mr. Leszek Wronski, formerly a director of the Company, was merged with and into the Company (the "Merger"). As a result of the Merger, each shareholder of PAV received 0.234 shares of Common Stock for each share of PAV Common Stock.

CORTELCO NOTE

    The Company had an interest-bearing promissory note with a remaining principal balance of $250,000 payable to Cortelco Inc. ("Cortelco"). The Company, Cortelco and ZWUT-SA ("ZWUT") formed DTS/ZWUT in 1992. At such time, Cortelco held a 20% interest in DTS/ZWUT; subsequently, Cortelco reduced its interest to its current level of 10%. The outstanding principal balance of this note was repaid on August 25, 1994. Accrued but unpaid interest of $45,000 in respect thereof was repaid on October 4, 1994. Both of these payments were made using net proceeds from the Company's initial public offering.

CORTELCO AGREEMENT

    The Company and Cortelco have entered into an agreement (the "Cortelco Agreement") pursuant to which the Company has been granted the right to manufacture and market telecommunications products designed by Cortelco exclusively in Poland and on a non-exclusive basis in the remainder of Eastern Europe. The Cortelco Agreement requires, among other things, that the Company purchase at least $1 million per year (before discounts) of products in components from Cortelco. The Company believes that it is in compliance with all material terms of the Cortelco Agreement. The Cortelco Agreement expires in May 1999.

       Under the Cortelco Agreement, amounts owed by the Company to Cortelco for equipment reduce amounts owed by Cortelco for its investment in DTS/ZWUT. During the years ended December 31, 1995, 1994, 1993 and 1992, purchases from Cortelco totaled $198,641, $431,207, $600,936 and $804,702, respectively, of which $55,041 in 1995, $113,289 in 1994, $90,459 in 1993 and $414,787 in 1992
were credited against Cortelco's stock payment obligation. At December 31, 1995, $76,251 was owed to Cortelco by the Company for unpaid equipment purchases. Effective as of May 6, 1994, the Company and Cortelco reached an agreement to reduce Cortelco's interest in DTS/ZWUT from 20% to 10% in exchange for a reduction in Cortelco's stock payment obligation from $1.6 million to $800,000.

ZWUT AGREEMENT

    During 1993, DTS/ZWUT incurred $415,253 of expenses for services, manufactured items, rent, telephone, equipment, and interest payable to ZWUT. On September 21, 1993, the subscription receivable from ZWUT for stock of DTS/ZWUT in the amount of $188,117 was settled in exchange for 12 months of rent (from May 1, 1993 through April 30, 1994) of $120,000, documentation and software development costs in the amount of $60,000, and miscellaneous payable of $8,117.

FUTURE TRANSACTIONS

    Although the Company intends that the terms of any future transactions and agreements between the Company and its directors, officers, principal shareholders or other affiliates will be no less favorable than could be obtained from unaffiliated third parties, no assurances can be given in this regard. Any such future transactions that are material to the Company and are not in the ordinary course of business will be approved by a majority of the Company's independent and disinterested directors.

                             SHAREHOLDER PROPOSALS

    A proper proposal submitted by a shareholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office by January 31, 1997 will be included in the Company's proxy statement and form of proxy for that meeting.

                         PERSONS MAKING THE SOLICITATION

    The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

                                OTHER MATTERS

    The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.


                              By Order of the Board of Directors,


                              /s/ E. Scott Crist
                              E. Scott Crist
                              President and Chief Executive Officer

                                                                  EXHIBIT A


                            AMENDMENT TO ARTICLE I
                        OF CERTIFICATE OF INCORPORATION
                OF POLISH TELEPHONES AND MICROWAVE CORPORATION


    Article I of the Certificate of Incorporation of Polish Telephones and Microwave Corporation shall be deleted and the following substituted therefor:


    "Article I.  The name of the corporation is Telscape International, Inc."

                                                                  EXHIBIT B

                            AMENDMENT TO ARTICLE IV
                        OF CERTIFICATE OF INCORPORATION
                 OF POLISH TELEPHONES AND MISCROWAVE CORPORATION

    Article IV of the Corporation's Certificate of Incorporation shall be amended by the substitution of the following paragraph for the first paragraph of Article IV:

    "Article IV. The aggregate number of shares which the Corporation has authority to issue is (i) Twenty-five million (25,000,000) shares of Common Stock, $0.001 par value per share (Common Stock) and (ii) Five Million (5,000,000) shares of Preferred Stock, $0.001 par value (Preferred Stock), one million (1,000,000) shares of which are designated as Series A Preferred Stock and three hundred eighty thousand (380,000) are designated as Series B Non-Voting, Non-Participating Preferred Stock, $.001 Par Value Per Share.

                                                                   EXHIBIT C

                         AGREEMENT AND PLAN OF MERGER

       THIS AGREEMENT AND PLAN OF MERGER (the "Merger Agreement") is made and entered into by and between Telscape International, Inc., a Texas corporation ("Telscape-TX"), and Telscape International, Inc., a Delaware corporation ("Telscape-Del"), being sometimes referred to herein individually as the "Constituent Corporation" and collectively as the "Constituent Corporations."

                              R E C I T A L S :

       A. Telscape-TX is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Telscape-TX has authorized capital consisting of 30,000,000 shares, of which 25,000,000 shares are Common Stock, $.001 par value (the "Common Stock"), and 5,000,000 shares are Preferred Stock, $.001 par value (the "Preferred Stock"), one million shares of which have been designated as Series A Preferred shares and 380,000 shares of which have been designated as Series B Preferred Stock. As of October 14, 1996 (said date being the record date for determining the shareholders of Telscape-TX entitled to vote on the Merger Agreement), 3,990,969 shares of Common Stock were issued and outstanding. As of October 14, 1996, no shares of Series A Preferred Stock were outstanding and 380,000 shares of Series B Preferred Stock were issued and outstanding. There are also outstanding certain options and warrants to purchase shares of the Common Stock of Telscape-TX.

       B. Telscape-Del is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Telscape-Del has authorized capital consisting of thirty million (30,000,000) shares, of which 25,000,000 shares are designated Common Stock, $.001 par value, and 5,000,000 shares are designated Preferred Stock, $.001 par value. As of the date of execution hereof, 100 shares of the Common Stock were issued and outstanding, all of which were held by Telscape-TX and no shares of Preferred Stock were outstanding.

       C. The Board of Directors of Telscape-TX has determined that, for purposes of effecting the reincorporation of Telscape-TX in the State of Delaware, it is advisable and in the best interests of Telscape-TX that Telscape-TX merge with and into Telscape-Del upon the terms and conditions set forth herein.

       D. The respective Boards of Directors of the Constituent Corporations have authorized and approved the merger of Telscape-TX with and into Telscape-Del in accordance with the provisions of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, (the "Code") and Articles 5.01 et seq. of the Texas Business Corporation Act (the "TBCA") and Sections 251 et seq. of the General Corporation Law of Delaware (the "DGCL"), upon the terms and conditions set forth in this Merger Agreement (the "Merger") and have approved this Merger Agreement and directed that it be executed by the undersigned officers and that it be submitted to their respective shareholders for approval.

    E. It is the intention of the Constituent Corporations that the Merger shall be a tax free reorganization pursuant to the applicable provisions of the Code.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the Merger, the mode of effectuating the same, and other details and provisions as are deemed desirable, the parties have agreed and do hereby agree, subject to the terms and conditions set forth, as follows:


                                  ARTICLE 1

                             TERMS OF THE MERGER

       1.1 MERGER. On the Effective Date of the Merger (as hereinafter defined), in accordance with the provisions of Articles 5.01 et seq. of the TBCA, Sections 251 et seq. of the DGCL and Section 368(a)(1)(F) of the Code, Telscape-TX shall be merged with and into Telscape-Del, which shall be sometimes referred to herein as the "Surviving Corporation," upon the terms and conditions set forth in the subsequent provisions of this Merger Agreement.

       1.2 APPROVAL OF SHAREHOLDERS. This Merger Agreement shall be submitted as promptly as practicable to the respective shareholders of Telscape-TX and Telscape-Del as provided by the TBCA and the DGCL. After adoption and approval of the Merger by the respective shareholders of Telscape-TX and Telscape-Del, and provided this Merger Agreement is not terminated and abandoned pursuant to the provisions hereof, Articles of Merger shall be filed in accordance with the applicable provisions of the TBCA and a Certificate of Merger shall be filed in accordance with the applicable provisions of the DGCL.

       1.3 FILINGS AND EFFECTIVENESS. As soon as practicable following the date of execution hereof, Telscape-TX and Telscape-Del will cause (i) the Articles of Merger along with any other required document to be filed with the Office of the Secretary of State of Texas pursuant to Articles 5.01 et seq. of the TBCA and (ii) the Certificate of Merger along with any other required document to be filed with the Office of the Secretary of the State of Delaware pursuant to Sections 251 et seq. of the DGCL. The Merger shall become effective when the last to occur of the following actions shall have been completed:

           (a) This Merger Agreement and the Merger shall have been adopted and approved by the shareholders of each of the Constituent Corporations in accordance with the requirements of the TBCA and the DGCL;

           (b) All of the conditions precedent to the consummation of the Merger specified in this Merger Agreement shall have been satisfied or duly waived;

           (c) An executed Certificate of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware and said Secretary of State shall have issued a Certificate of Merger; and

           (d) An executed Articles of Merger or an executed counterpart of this Merger Agreement meeting the requirements of the TBCA shall have been accepted for recording by the Secretary of the State of Texas and said Secretary of State shall have issued a Certificate of Merger.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

       1.4 EFFECT OF MERGER. Telscape-Del, as the Surviving Corporation in the Merger, will continue to be governed by the laws of the State of Delaware and the separate corporate existence of Telscape-Del and all of its rights, privileges, immunities and franchises, public or private, and all of its duties and liabilities as a corporation organized under the DGCL will continue unaffected and unimpaired by the Merger. At the close of business on the Effective Date of the Merger, the existence of Telscape-TX as a distinct entity shall cease. At that time all rights, franchises and interests of Telscape-TX, respectively, in and to every type of property, whether real, personal or mixed, and chooses in action shall be transferred to and vested in Telscape-Del by virtue of the Merger without any deed or other transfer. Telscape-Del, without any order or other action on the part of any court or otherwise, shall possess all and singular the rights, privileges, powers and franchises, and shall be subject to all the restrictions, disabilities and duties of Telscape-TX and Telscape-Del, and all property, whether real, personal or mixed, of Telscape-TX and Telscape-Del, and all debts due to Telscape-TX or Telscape-Del on whatever account, and all other things in action or belonging to each of said corporations, shall be vested in Telscape-Del. All property, rights, privileges, powers and franchises, and all and every other interest of Telscape-TX or Telscape-Del as of the Effective Date of the Merger, including, but not limited to, all patents, trademarks, licenses, registrations, and all other intellectual properties, shall thereafter be the property of Telscape-Del to the same extent and effect as such was of the respective Constituent Corporations prior to the Effective Date of the Merger, and the title to any real estate vested by deed or otherwise in Telscape-TX and Telscape-Del shall not revert or in any way impaired by reason of the Merger, provided, however, that all rights of creditors and all liens upon any property of Telscape-TX or Telscape-Del shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of Telscape-TX or Telscape-Del shall thenceforth attach to Telscape-Del and may be enforced against it to the same extent as if said debts, liabilities, and duties had been incurred or contracted by Telscape-Del. Neither the rights of creditors nor any liens or security interests upon the property of either of the Constituent Corporations shall be impaired by the Merger. Telscape-Del shall carry on business with the assets of Telscape-TX and Telscape-Del. The established offices and facilities of Telscape-Del and Telscape-TX immediately prior to the Merger shall become the established offices and facilities of Telscape-Del.

       All corporate acts, plans including, without limitation, the 1993 Stock Option Plan, the Outside Directors' Stock Option Plan and each other employee benefit or stock plan, policies, resolutions, approvals and authorizations of the shareholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents of Telscape-TX, which were valid and effective immediately prior to the Merger shall be taken for all purposes as the acts, plans, policies, resolutions, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to Telscape-TX. The employees of Telscape-TX shall become the employees of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees of Telscape-TX.

       1.5 DISPOSITION AND CONVERSION OF SHARES, OPTIONS AND WARRANTS. The mode of carrying the Merger into effect and the manner and the disposition of the shares, options and warrants of Telscape-TX and Telscape-Del shall be as follows:

              (a) TELSCAPE-DEL SHARES. Each share of the Common Stock, $.001 par value, of Telscape-Del issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by Telscape-Del, the holder of such shares or by any other person, be cancelled and returned to the status of authorized but unissued shares, all rights in respect thereof shall cease to exist and no shares of Telscape-Del Common Stock or other securities of the Surviving Corporation shall be issuable with respect thereto.

              (b) TELSCAPE-TX NON-DISSENTING SHARES. Each share of Common Stock, $.001 par value, of Telscape-TX issued and outstanding immediately prior to the Effective Date of the Merger other than the shares, if any, of Telscape-TX for which appraisal rights shall be perfected under Articles
    5.12 and 5.13 of the TBCA (the "Dissenting Shares") shall, by virtue of the Merger and without any action by Telscape-TX, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation. Each share of Preferred Stock, $.001 par value, of Telscape-TX issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action by Telscape-TX, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of the same class or series of Preferred Stock, $.001 par value, of the Surviving Corporation.


              (c) TELSCAPE-TX DISSENTING SHARES. The holders of Dissenting Shares of Telscape- TX Common Stock who have complied with all requirements for perfecting the rights of appraisal of shareholders set forth in Articles
    5.12 and 5.13 of the TBCA with respect to their Dissenting Shares of Telscape-TX Common Stock shall be entitled to their rights under the TBCA.


              (d) EXCHANGE OF CERTIFICATES. Each outstanding certificate theretofore representing shares of Telscape-TX Common Stock that are not Dissenting Shares (the "Non-Dissenting Shares") or shares of Telscape-TX Preferred Stock shall be deemed for all purposes, with respect to the Common Stock, to represent the number of whole shares of the Telscape Common Stock into which such Non-Dissenting Shares of Telscape-TX Common Stock were converted in the Merger and, with respect to the Preferred Stock, to represent the number of the same class or series of Preferred Stock of Telscape-Del into which such Preferred Stock were converted in the Merger and the holder thereof shall not be required to surrender such certificate for a certificate issued by Telscape-Del. However, after the Effective Date of the Merger, each holder of an outstanding certificate representing Non-Dissenting Shares of Telscape-TX Common

       Stock and/or Preferred Stock may, at such shareholder's option and sole discretion, surrender the same for cancellation to American Stock Transfer and Trust Company as the sole stock transfer agent and registrar of the Telscape-TX Common Stock and Preferred Stock and as exchange agent therefor (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Telscape-Del Common Stock into which the surrendered shares were converted as herein provided.


              The registered owner on the books and records of Telscape-Del or the Exchange Agent of any such outstanding certificate representing Non-Dissenting Shares of Telscape-TX Common Stock or outstanding certificate representing a class or series of Telscape-TX Preferred Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of the Surviving Corporation represented by such outstanding certificate as provided above.

              Each certificate representing Common Stock or Preferred Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Telscape-TX so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.


           If any certificate for shares of Telscape-Del stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Telscape-Del that such tax has been paid or is not payable.

              (e)  TELSCAPE-TX STOCK OPTIONS AND WARRANTS.  Upon the
    Effective Date of the Merger, the Surviving Corporation shall assume and continue, on the terms provided therein, the stock option plans of Telscape-TX, including the 1993 Stock Option Plan and the Outside Directors Stock Option Plan, and all other employee benefit plans of Telscape-TX. Each outstanding and unexercised option, warrant or other right to purchase, or security convertible into Telscape-TX Common Stock, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase, or security convertible into, the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of Telscape-TX Common Stock issuable pursuant to such option, warrant, stock purchase right, or convertible security, on the same terms and conditions and at an exercise price or conversion price per share equal to the exercise price or conversion price per share applicable to such Telscape-TX option, warrant, stock purchase right, or convertible security, as in effect at the Effective Date of the Merger. A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights, or upon the conversion of convertible securities, equal to the number of shares of Telscape-TX
    Common Stock so reserved immediately prior to the Effective Date of the Merger and a number of shares of the Surviving Corporation's Preferred Stock shall be reserved for issuance upon the exercise of options, warrants, stock purchase rights, or upon the conversion of convertible securities, equal to the number of shares of Telscape-TX Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

              (f) VALIDITY OF TELSCAPE-DEL COMMON STOCK. At the Effective Date of the Merger, all shares of Telscape-Del Common Stock into which the Non-Dissenting Shares of Telscape-TX Common Stock are to be converted pursuant to the Merger shall be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to the corresponding shares of Telscape-TX Common Stock.

       1.6 CERTIFICATE OF INCORPORATION OF SURVIVING CORPORATION. The Certificate of Incorporation of Telscape-Del as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.


    1.7 BYLAWS OF SURVIVING CORPORATION. The Bylaws of Telscape-Del as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until altered, amended or repealed as provided in the Bylaws or as provided by applicable law.


       1.8 DIRECTORS OF SURVIVING CORPORATION. The directors of the Surviving Corporation as of the Effective Date of the Merger shall be and become Gary Panno, Christopher H. Efird, Manuel Landa, Oscar Garcia,
Darrel O. Kirkland, Ricardo Orea and E. Scott Crist. Such individuals shall serve in such capacities until their successors shall be duly elected and qualified or until their sooner death, resignation or removal.

    1.9 OFFICERS OF SURVIVING COMPANY. The officers of the Surviving Corporation as of the Effective Date of the Merger shall be as follows:

Gary Panno               Chairman of the Board

Christopher H. Efird     Vice Chairman of the Board

E. Scott Crist           President and Chief Executive Officer

Mark Vance               Executive Vice President, Chief Financial Officer and
                         Secretary

Manuel Landa             Executive Vice President of Operations


    1.10 ACCOUNTING MATTERS. The assets and liabilities or the Constituent Corporations, as of the Effective Date of the Merger, shall be taken upon the books of the Surviving

Corporation at the amounts at which they shall be carried at that time on the books of the respective Constituent Corporations. The amount of the capital surplus and earned surplus accounts of the Surviving Corporation after the Merger shall be determined by the Board of Directors of the Surviving Corporation in accordance with the laws of the State of Delaware and generally accepted accounting principles.

                                  ARTICLE 2

                             CONDITIONS TO MERGER

       The obligations of the Constituent Corporations to consummate the Merger are subject to satisfaction of the following conditions:

              (a) Authorization. The holders of at least a majority of the outstanding shares of Common Stock of Telscape-TX shall have approved this Merger Agreement and the Merger at the Annual Meeting of the Shareholders of Telscape-TX. All necessary action shall have been taken to authorize the execution, delivery and performance of this Merger Agreement by each of the Constituent Corporations.

              (b) Listing. The shares of Telscape-Del Common Stock to be issued in the Merger or reserved for issuance shall be listed for trading on the Nasdaq SmallCap Market.

                                  ARTICLE 3

                              GENERAL PROVISIONS

       3.1 COVENANTS OF TELSCAPE-DEL. Telscape-Del covenants and agrees that on or before the Effective Date of the Merger it will qualify to do business as a foreign corporation in the State of Texas and in connection therewith take such other action as may be required by the TBCA.

    3.2 BINDING AGREEMENT. This Merger Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns; provided, however, that this Merger Agreement may not be assigned by any party without the written consent of the other party.

       3.3 AMENDMENTS. The Board of Directors of Telscape-TX and Telscape-Del may amend this Merger Agreement at any time prior to the filing of this Merger Agreement (or a certificate in lieu thereof) with the Secretary of State of Delaware, provided that an amendment made subsequent to the adoption of this Merger Agreement by the shareholders of either Telscape-TX or Telscape-Del shall not: (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of Telscape-TX or Telscape-Del, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (iii) alter or change any of the terms and conditions of this Merger

Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Telscape-TX or Telscape-Del.


    3.4 FURTHER ASSURANCES. From time to time, as and when required by Telscape or by its successors or assigns, there shall be executed and delivered on behalf of Telscape-TX such deeds and other instruments, and there shall be taken or caused to be taken by Telscape-TX such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by Telscape-Del the title to and possession of all the property, rights, privileges, powers, franchises, assets, immunities and authority of Telscape-TX and otherwise to carry out the purposes of this Merger Agreement. The Officers and Directors of Telscape-Del are fully authorized in the name and on behalf of Telscape-TX or otherwise to take any and all such action and to execute and deliver any and all such deeds or other instruments.

       3.5 ABANDONMENT. At any time before the Effective Date of the Merger, this Merger Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Telscape-TX or Telscape-Del, or by both, by the adoption of appropriate resolutions and written notification thereof to the other party to the Merger, notwithstanding the approval of this Merger Agreement by the shareholders of Telscape-TX or Telscape-Del, or by both. In the event of the termination of this Merger Agreement and the abandonment of the Merger pursuant to the provisions of this Section, this Merger Agreement shall become void and have no effect, without any liability on the part of either of the Constituent Corporations or their respective officers, directors or shareholders in respect thereof.

    3.6 GOVERNING LAW. This Merger Agreement shall be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Texas Business Corporation Act.

       IN WITNESS WHEREOF, each of the undersigned corporations has caused this Merger Agreement to be signed in its corporate name by its duly authorized officer as of the ____ day of _______, 1996.

                                  TELSCAPE-TX

ATTEST:                           TELSCAPE INTERNATIONAL, INC.


By:   _____________________     By:   _________________________________
      Christopher H. Efird            E. Scott Crist
      Secretary                       President and Chief Executive Officer


                                  TELSCAPE-DEL:
ATTEST:
                                TELSCAPE INTERNATIONAL, INC.


By:   _____________________     By:   _________________________________
      Name                            Name
      Title                           Title

                                                                  EXHIBIT D

                         TELSCAPE INTERNATIONAL, INC.
                             AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION


    FIRST: NAME. The name of the corporation, hereinafter referred to as the "Corporation," is:

                         Telscape International, Inc.

    SECOND: REGISTERED OFFICE AND REGISTERED AGENT. The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805-2197, located in New Castle County. The name of the registered agent of the Corporation at such address is The Prentice Hall Corporation System, Inc.

    THIRD: PURPOSE. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

    FOURTH: CAPITALIZATION. The total number of shares of all classes which the corporation shall have authority to issue is thirty million (30,000,000). The total number of shares of common stock $.001 par value per share which the corporation is authorized to issue is twenty-five million (25,000,000). The total number of shares of preferred stock, $.001 par value, which the corporation is authorized to issue is five million (5,000,000).

    The voting powers, designations, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the preferred stock, in one or more series, shall be fixed by one or more resolutions providing for the issue of such stock adopted by the Corporation's board of directors, in accordance with the provisions of
Section 151 of the General Corporation Law of Delaware and the board of directors is expressly vested with authority to adopt one or more such resolutions.

    Pursuant to the authority vested in the Board of Directors of the Company, a series of the Preferred Stock of Telscape International, Inc., be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof are as follows:

    Section 1. DESIGNATION AND AMOUNT. The shares of such series will be designated as "Series B Non-Voting, Non-Participating Preferred Stock" and the number of shares constituting such series will be 380,000.

    Section 2.  DIVIDENDS AND DISTRIBUTIONS.

           (a) The holders of shares of Series B Non-Voting, Non-Participating Preferred Stock will not be entitled to have declared thereon or to be paid or receive any dividends or other distributions whatsoever, whether preferred or participating, except as expressly set forth in Section 5 below.

    Section 3.  VOTING RIGHTS.

           (a) Except as set forth in Section 7 below and except for those voting rights expressly provided as to all classes of stock of a Texas corporation under the Texas Business Corporation Act, as amended, the holders of shares of Series B Non-Voting, Non-Participating Preferred Stock will not have any voting rights.

    Section 4.  REDEMPTION.

           Upon the attainment (a) by the Company of an increase in net shareholders equity of the Company of at least $5,000,000 computed by comparing
(i) the net shareholders equity of the Company on a pro forma basis after giving effect to the acquisition of Telereunion, Inc., a Delaware corporation ("Telereunion") by the Company as of the date of the consummation of such acquisition to (ii) the net shareholders equity of the Company as set forth in a consolidated balance sheet of the Company as of any date occurring during the 18-month period immediately following the consummation of the acquisition of Telereunion by the Company, which balance sheet shall be contained in a periodic report of the Company on Form 10-KSB or Form 10-QSB as filed with the Securities and Exchange Commission or (b) by Telereunion of at least $380,000 of net cash flow (defined for purposes hereof as income less non-cash charges) in any period of 12 consecutive months during the 18-month period immediately following the consummation of the acquisition of Telereunion by the Company as shown on any quarterly or annual income statement of Telereunion prepared in accordance with generally accepted accounting principles (each of clause (a) and clause (b) above being referred to herein as a "Redemption Condition"), whichever shall first occur, if either, then subject to the provisions of
Section 5 below, the Company shall without further action, to the extent permitted by law, redeem the then outstanding shares of the Series B Non-Voting, Non-Participating Preferred Stock for an amount equal to $1.00 per share, up to a maximum of $380,000 in the aggregate, if all of the authorized shares of Series B Non-Voting, Non-Participating Preferred Stock are then outstanding. Within 30 days of the fulfillment of the condition to the redemption of the Series B Non-Voting, Non-Participating Preferred Stock, the Company shall pay the holders of the then outstanding shares of Series B Non-Voting, Non-Participating Preferred Stock the redemption price for the Series B Non-Voting, Non-Participating Preferred Stock as set forth above (the "Redemption Price") in cash upon the surrender of the stock certificates representing each holder's shares of the Series B Non-Voting, Non-Participating Preferred Stock for cancellation. The number of shares of Series B Non-Voting, Non-Participating Preferred Stock shall not be increased or the subject of any split, reverse split or other recapitalization without the prior consent of the holders of 80% of the shares of the Common Stock, $0.001 par value per share, of the Company outstanding from time to time.

    Section 5.  LIQUIDATION, DISSOLUTION OR WINDING UP.

              (a) If a Redemption Condition has been met, but a liquidation (voluntary or otherwise), dissolution, or winding up of the Company occurs prior to the payment of the Redemption Price to the holders of the Series B Non-Voting, Non-Participating Preferred Stock pursuant to Section 4 above, the Company may, at its sole option and election, make a distribution to the holders of the shares of Series B Non-Voting, Non-Participating Preferred Stock as set forth below in connection with such liquidation, dissolution or winding up in lieu of paying the Redemption Price to such holders. If the Company makes such an election, no distribution will be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution, or winding up) to the Series B Non-Voting, Non-Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Junior Participating Preferred Stock have received an amount equal to $1.00 for each shares of Series B Non-Voting Preferred Stock (the "SERIES B LIQUIDATION PREFERENCE"). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions will be made to the holders of shares of Series B Non-Voting Non-Participating Preferred Stock.

           (b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, that rank on a parity with the Series B Non-Voting, Non-Participating Preferred Stock, then such remaining assets will be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

    Section 6. CONSOLIDATION, MERGER, ETC. In case the Company enters into any consolidation, merger, combination, or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash, and/or any other property, then in any such case the shares of Series B Non-Voting, Non-Participating Preferred Stock will at the same time be similarly exchanged or changed into securities of the issuer of the securities for which the Common Stock is exchanged or which the Common Stock is changed into, which securities have a liquidation preferred equivalent to that of the shares of Series B Non-Voting, Non-Participating Preferred Stock and shall otherwise be equivalent to the Series B Non-Voting, Non-Participating Preferred Stock with respect to payment of dividends, voting rights, redemption rights, and preference upon the dissolution and liquidation of the Company.

    Section 7. AMENDMENT. The Articles of Incorporation of the Company will not be further amended in any manner that would materially alter or change the powers, preferences, or special rights of the Series B Non-Voting, Non-Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of the Series B Non-Voting, Non-Participating Preferred Stock, voting separately as a class.

    Section 8. FRACTIONAL SHARES. Shares of the Series B Non-Voting, Non-Participating Preferred Stock may be issued in fractions of a share that entitle the holder, in proportion to such holder's fractional shares, to participate in distributions and to have the benefit of all other rights of holders of shares of Series B Non-Voting, Non-Participating Preferred Stock.


    FIFTH:  INCORPORATOR.  The name and mailing address of the incorporator is:

                    Patricia A. Lloyd
                    1818 N Street, N.W., Suite 400
                    Washington, D.C. 20036

The powers of the incorporator will terminate upon filing of this Certificate of Incorporation.

    SIXTH: DIRECTORS. The number of directors of the Corporation shall be set forth in the by-laws of the Corporation, which number may be increased or decreased pursuant to the by-laws of the Corporation. The Board of Directors is authorized to make, alter or repeal the by-laws of the Corporation. At inception and until the adoption of Bylaws by the Corporation, the Board of Directors shall consist of a single director. The name of the director who shall act until the first meeting or until his successor(s) is/are duly elected and qualified is Gary Panno.

    SEVENTH: LIABILITY OF DIRECTORS. No director of the Corporation shall be personally liable to the Corporation or the shareholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) arising under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

    EIGHTH:  DURATION.  The duration of the Corporation shall be perpetual.

    NINTH:  ELECTION REGARDING SECTION 203.   The Corporation expressly elects
to be governed by Section 203 of the General Corporation Law of Delaware, regarding business combinations with interested shareholders.

    TENTH: STOCKHOLDER ACTION BY CONSENT. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the corporation to the contrary, no action required to be taken or which may be taken at any annual or special meeting of shareholders of the corporation may be taken by written consent without a meeting.

    ELEVENTH: INDEMNIFICATION. The Corporation will indemnify its directors, officers, agents and/or employees to the fullest extent allowed by the General Corporation Law of Delaware, as such law is amended from time to time.

       TWELFTH: ALTERATION OR REPEAL OF BYLAWS. The Board of Directors is authorized to make, alter or repeal the Bylaws or any provision thereof; PROVIDED HOWEVER, that any such alteration or repeal shall be adopted by the affirmative vote of at least fifty-one percent (51%) of the directors then in office at a meeting of the Board of Directors called for that purpose or by written resolution setting forth and declaring advisable such proposed alteration or repeal.

   I/We, THE UNDERSIGNED, being the duly appointed and acting President and Secretary, respectively, of the Corporation, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ______ day of __________, 1996.

                              _________________________________________
                                                        President

                              _________________________________________
                                                        Secretary

                                                                  EXHIBIT E







                         TELSCAPE INTERNATIONAL, INC.


                           (a Delaware Corporation)





                                    Bylaws

                         TELSCAPE INTERNATIONAL, INC.

                                    BYLAWS


                           ARTICLE I:  STOCKHOLDERS

    SECTION 1.1. ANNUAL MEETING. There shall be an annual meeting of the stockholders of Telscape International, Inc. (the "Corporation") on the first Tuesday in June of each year at 10:00 a.m. local time, or at such other date or time as shall be designated from time to time by the board of directors of the Corporation (the "Board of Directors") and stated in the notice of the meeting, for the election of directors and for the transaction of such other business as may come before the meeting.

    SECTION 1.2. SPECIAL MEETINGS. A special meeting of the stockholders of the Corporation may be called at any time by the written resolution or other request of a majority of the members of the Board of Directors. Such written resolution or request shall specify the purpose or purposes for which such meeting shall be called.

    SECTION 1.3. NOTICE OF MEETINGS. Written notice of each meeting of stockholders, whether annual or special, stating the date, hour and place thereof, shall be served either personally or by mail, not less than ten nor more than sixty days before the meeting, upon each stockholder of record entitled to vote at such meeting and upon any other stockholder to whom the giving of notice of such a meeting may be required by law. Notice of a special meeting shall also state the purpose or purposes for which the meeting is called and shall indicate that such notice is being issued by or at the direction of the Board of Directors. If, at any meeting, action is proposed to be taken that would, if taken, entitle stockholders to receive payment for their stock pursuant to the General Corporation Law of the State of Delaware, the notice of such meeting shall include a statement of that purpose and to that effect. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid, and shall be directed to each such stockholder at its address as it appears on the records of the Corporation, unless such stockholder shall have previously filed with the secretary of the Corporation a written request that notices intended for such stockholder be mailed to some other address, in which case, it shall be mailed to the address designated in such request.

    SECTION 1.4. PLACE OF MEETING. The Board of Directors may designate any place, either in the State of Delaware or outside the State of Delaware, as the place a stockholder meeting shall be held for any annual meeting or any special meeting called by the Board of Directors. If no designation is made, the place of such meeting shall be the principal office of the Corporation.

    SECTION 1.5. FIXING DATE OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment

Bylaws of Telscape International, Inc.
Page 2

thereof, the Board of Directors may fix a record date which: (a) shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and (b) shall not be less than ten nor more than sixty days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

    In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date which: (a) shall not precede the date upon which the resolution fixing the record date is adopted, and (b) shall be not more than sixty days prior to such action. If no record date is fixed by the Board of Directors, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

    SECTION 1.6. INSPECTORS. At each meeting of the stockholders, the polls shall be opened and closed, the proxies and ballots shall be received and be taken in charge, and all questions touching the qualification of voters, the validity of proxies and the acceptance or rejection of votes shall be decided by one or more inspectors. Such inspectors shall be appointed by the Board of Directors before or at such meeting or, if no such appointment shall have been made, then by the presiding corporate officer at the meeting. If, for any reason, any of the inspectors previously appointed shall fail to attend the meeting or shall refuse or be unable to serve, inspectors in place of any inspectors so failing to attend or refusing or being unable to serve shall be appointed in like manner.

    SECTION 1.7. QUORUM. At any meeting of the stockholders, the holders of one-third of the outstanding shares of each class and series, if any, of the capital stock of the Corporation present in person or represented by proxy, shall constitute a quorum of the stockholders for all purposes, unless the representation of a larger number shall be required by law, in which case, the representation of the number so required shall constitute a quorum.

    If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed in accordance with these Bylaws for an annual or special meeting, a majority in interest of the stockholders present in person or by proxy may adjourn, from time to time, without notice other than by announcement at the meeting, until the requisite holders of the amount of stock necessary to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Bylaws of Telscape International, Inc.
Page 3

    SECTION 1.8. BUSINESS. The chairman, if any, of the Board of Directors, the president of the Corporation or, in his absence the vice-chairman, if any, of the Board of Directors or an executive vice-president of the Corporation, in the order named, shall call meetings of the stockholders to order and shall act as the chairman of such meeting; provided, however, that the Board of Directors or the executive committee, if any, may appoint any stockholder to act as the chairman of any meeting in the absence of the chairman of the Board of Directors. The secretary of the Corporation shall act as secretary at all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the presiding corporate officer may appoint any person to act as the secretary of the meeting.

    SECTION 1.9. STOCKHOLDER PROPOSALS. No proposal by a stockholder shall be presented for vote at an annual meeting of stockholders unless such stockholder shall, not later than the close of business on the last business day of the month of January, provide the Board of Directors or the secretary of the Corporation with written notice of its intention to present a proposal for action at the forthcoming meeting of stockholders. No proposal by a stockholder shall be presented for vote at a special meeting of stockholders unless such stockholder shall, not later than the close of business on the tenth calendar day following the date on which notice of such meeting is first given to stockholders, provide the Board of Directors or the secretary of the Corporation with written notice of its intention to present a proposal for action at the forthcoming special meeting of stockholders. Any such notice shall be given by personal delivery or shall be sent via first class certified mail, return receipt requested, postage prepaid and shall include the name and address of such stockholder, the number of voting securities that such stockholder holds of record and a statement that such stockholder holds beneficially (or if such stockholder of record does not own such shares beneficially, including the executed consent and authorization of the beneficial stockholder), the text of the proposal to be presented for vote at the meeting and a statement in support of the proposal.

    Any stockholder who was a stockholder of record on the applicable record date may make any other proposal at an annual or special meeting of stockholders and the same may be discussed and considered; provided however, that unless stated in writing and filed with the Board of Directors or the secretary prior to the date set forth hereinabove, such proposal shall be laid over for action at an adjourned, special, or annual meeting of the stockholders taking place sixty days or more thereafter, at a time, place and date to be determined by the Board of Directors. This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors, and committees, but in connection with such reports, no new business proposed by a stockholder, qua stockholder, shall be acted upon at such annual meeting unless stated and filed as herein provided.

    Notwithstanding any other provision of these Bylaws, the Corporation shall be under no obligation to include any stockholder proposal in its proxy statement materials or otherwise present any such proposal to stockholders at a special or annual meeting of stockholders if the Board of Directors reasonably believes the proponents thereof have not complied with Sections 13 or 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations

Bylaws of Telscape International, Inc.
Page 4

thereunder; nor shall the Corporation be required to include any stockholder proposal not required to be included in its proxy materials to stockholders in accordance with any such section, rule or regulation.

    SECTION 1.10. VOTING; PROXIES. At all meetings of stockholders, a stockholder entitled to vote may vote either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the secretary of the Corporation at or before the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

    SECTION 1.11. VOTING BY BALLOT. The votes for directors, and upon the demand of any stockholder or when required by law, the votes upon any question before the meeting, shall be by ballot.

    SECTION 1.12. VOTING LISTS. The corporate officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares of stock registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to such meeting, during ordinary business hours for a period of at least ten days prior to the meeting, either at a place within the city in which such meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where such meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

    SECTION 1.13. VOTING OF STOCK OF CERTAIN HOLDERS. Shares of capital stock of the Corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the board of directors of such corporation may determine.

    Shares of capital stock of the Corporation standing in the name of a deceased person, a minor ward or an incompetent person may be voted by such person's administrator, executor, court-appointed guardian or conservator, either in person or by proxy, without a transfer of such stock into the name of such administrator, executor, court-appointed guardian or conservator. Shares of capital stock of the Corporation standing in the name of a trustee may be voted by such trustee, either in person or by proxy.

    Shares of capital stock of the Corporation standing in the name of a receiver may be voted by such receiver, either in person or by proxy, and stock held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in any appropriate order of the court by which such receiver was appointed.

Bylaws of Telscape International, Inc.
Page 5

    A stockholder whose stock is pledged shall be entitled to vote such stock, either in person or by proxy, until the stock has been transferred into the name of the pledgee; thereafter, the pledgee shall be entitled to vote, either in person or by proxy, the stock so transferred.

    Shares of its own capital stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares of capital stock at any given time; however, shares of the Corporation's own capital stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of shares of outstanding capital stock at any given time.

    SECTION 1.14. PROHIBITION AGAINST STOCKHOLDER ACTION BY CONSENT. The stockholders of the Corporation may only take action by vote at an annual or special meeting of the stockholders. The stockholders of the Corporation may not take any action by consent (written or otherwise) in lieu of taking action at an annual or special meeting of stockholders.


                        ARTICLE II:  BOARD OF DIRECTORS

    SECTION 2.1. NUMBER AND TERM OF OFFICE. The business and the property of the Corporation shall be managed and controlled by the Board of Directors. The Board of Directors shall consist of no fewer than seven directors and no more than twelve directors. Within the limits above specified, the number of directors shall be determined by the Board of Directors pursuant to a
resolution adopted by a majority of the directors then in office.   Each
director shall hold office for the term for which elected and until his or her successor shall be elected and shall qualify. Directors need not be stockholders.

    SECTION 2.2. REMOVAL. Any director, any class of directors or the entire Board of Directors may be removed from office by stockholder vote at any time, but only for cause (as that term is construed under the law of the State of Delaware) and only if the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class and series, if any, of the capital stock of the Corporation entitled to vote upon election of directors shall vote in favor of such removal.

    SECTION 2.3. VACANCIES. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled only by the affirmative vote a majority of the remaining directors then in office, although the same may represent less than a quorum; except that vacancies resulting from removal from office by a vote of the stockholders may be filled by the stockholders at the same meeting at which such removal occurs; PROVIDED, HOWEVER, that the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class and series, if any, of the capital stock of the Corporation entitled to vote upon the election of directors shall vote for each replacement director. All directors elected to fill vacancies shall hold office for a term expiring at the time at which the term of the class to which they have been elected expires. No decrease in the number of

Bylaws of Telscape International, Inc.
Page 6

directors constituting the Board of Directors shall shorten the term of an incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at any time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the Board of Directors (as constituted immediately prior to any applicable increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares of capital stock at the time outstanding, taken together as a class, having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

       SECTION 2.4. PLACE OF MEETINGS, ETC. The Board of Directors may hold its meetings, and may have an office and keep the books of the Corporation (except as otherwise may be provided by law), in such place or places in the State of Delaware or outside of the State of Delaware, as the Board of Directors may determine from time to time.

    SECTION 2.5. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held on the day of the annual meeting of stockholders after the adjournment thereof and at such other times and places as the Board of Directors may fix. No notice shall be required for any such regular meeting of the Board of Directors.

    SECTION 2.6. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be held whenever called by direction of the chairman of the Board of Directors, the president of the Corporation, an executive vice-president of the Corporation or sixty-six and two-thirds percent (66 2/3%) of the directors then in office. The secretary of the Corporation shall give notice of each special meeting, stating the date, hour and place thereof, by delivering the same personally or by mail, at least five days before such meeting, to each director; however, such notice may be waived by any director. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express document delivery service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every director shall be present, even though without any notice, any business may be ransacted.

    SECTION 2.7. QUORUM; ACTIONS BY BOARD. A majority of the total number of directors then in office shall constitute a quorum for the transaction of business; however, if at any meeting of the Board of Directors there be less than a quorum present, a majority of those present may adjourn the meeting from time to time. At any meeting of the Board of Directors at which a quorum is present, action may be taken by the affirmative vote of at least a majority of the members of the Board of Directors in attendance at such meeting, unless otherwise set forth herein.

    SECTION 2.8. BUSINESS. Business shall be transacted at meetings of the Board of Directors in such order as the Board of Directors may determine. At all meetings of the Board of Directors, the chairman, if any, of the Board of Directors, the president of the Corporation,

Bylaws of Telscape International, Inc.
Page 7

or in his absence the vice-chairman, if any, of the Board of Directors, or an executive vice-president of the Corporation, in the order named, shall preside.

    SECTION 2.9. CONTRACTS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers have a financial interest or are directors or officers, shall be void or voidable solely for this reason or solely because such director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes such contract or transaction, or solely because his or their votes are counted for such purpose, if:

    (a) The material facts relating to such officer's or director's relationship or interest and relating to the contract or transaction are disclosed or are known to the Board of Directors or committee thereof, and the Board of Directors or committee thereof in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, although the disinterested directors may represent less than a quorum; or

    (b) The material facts relating to such officer's or director's relationship or interest and relating to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

    (c) The contract or transaction is fair with respect to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders.

    For purposes of the foregoing provisions, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes such a contract or transaction.

    SECTION 2.10. COMPENSATION OF DIRECTORS. Each director of the Corporation who is not a salaried officer or employee of the Corporation or of a subsidiary of the Corporation shall receive such allowances for serving as a director and such fees for attendance at meetings of the Board of Directors, the executive committee or any other committee appointed by the Board of Directors as the Board of Directors may from time to time determine.

    SECTION 2.11. ELECTION OF OFFICERS AND COMMITTEES. At the first regular meeting of the Board of Directors in each year (at which a quorum shall be present) held next after the annual meeting of stockholders, the Board of Directors shall elect the principal officers of the Corporation and members of the executive committee, if any, to be elected by the Board of Directors under the provisions of Article III and Article IV of these Bylaws. The Board of Directors may designate such other committees with such power and authority (to the extent

Bylaws of Telscape International, Inc.
Page 8

permitted by law, the Corporation's Certificate of Incorporation, as in effect, and these Bylaws), as may be provided by resolution of the Board of Directors.

    SECTION 2.12. NOMINATION. Subject to the rights of holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation, nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intention to make such nomination or nominations has been given, either by personal delivery or by United States first class certified mail, postage prepaid, return receipt requested and to the secretary of the Corporation not later than: (a) with respect to an election to be held at an annual meeting of stockholders, the close of business on the last day of the month of January, and (b) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each such nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated by the Board of Directors; and (v) the consent of each such nominee to serve as a director of the Corporation if so elected. The presiding corporate officer at the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

    SECTION 2.13. ACTION BY WRITTEN CONSENT. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing and such writing is filed with the minutes of the proceedings of the Board of Directors or the committee.

    SECTION 2.14. PARTICIPATION BY CONFERENCE TELEPHONE. Members of the Board of Directors or any committee thereof may participate in a regular or special meeting of the Board of Directors or committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear one another and such participation shall constitute presence in person at such meeting.

Bylaws of Telscape International, Inc.
Page 9

                       ARTICLE III:  EXECUTIVE COMMITTEE

    SECTION 3.1. NUMBER AND TERM OF OFFICE. The Board of Directors may, by resolution adopted by the affirmative vote of a majority of the members of the Board of Directors, create an executive committee and elect the members thereof from among the directors then in office. The executive committee shall consist of such number of members as may be fixed from time to time by resolution of the Board of Directors in accordance with and as permitted by applicable law. Those directors who serve as executive officers of the Corporation, by virtue of their offices, shall be members of the executive committee. Unless otherwise ordered by the Board of Directors, each elected member of the executive committee shall continue to be a member thereof until the expiration of his term of service as a director.

    SECTION 3.2. POWERS. The executive committee may, while the Board of Directors is not in session, exercise all or any of the powers of the Board of Directors in all cases in which specific directions shall not have been given by the Board of Directors; provided, however, that the executive committee shall not have the power or authority of the Board of Directors with respect to amending the Corporation's Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, amending the Bylaws, declaring a dividend, authorizing the issuance of stock or adopting a certificate of ownership and merger.

    SECTION 3.3. MEETINGS. Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon delivery of not less than five days notice, given in person, by mail, by telegraph or by facsimile (if allowed by law), stating the place, date and hour of the meeting, but such notice may be waived by any member of the executive committee. If mailed, notice shall be deemed to be delivered when deposited in the United States mail or with any private express mail service, postage or delivery fee prepaid. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. At any meeting at which every member of the executive committee shall be present, in person or by telephone, even though without any notice, any business may be transacted.

    SECTION 3.4. PRESIDING OFFICER. At all meetings of the executive committee the chairman of the executive committee, who shall be designated by the Board of Directors from among the members of the committee, shall preside, and the Board of Directors shall designate a member of such committee to preside in the absence of the chairman thereof. The Board of Directors may also similarly elect from its members one or more alternate members of the executive committee to serve at the meetings of such committee in the absence or disqualification of any regular member or members, and, in case more than one alternate is elected, shall designate at the time of election the priorities as between them.

Bylaws of Telscape International, Inc.
Page 10

    SECTION 3.5. VACANCIES. The Board of Directors, by the affirmative vote of a majority of the members of the Board of Directors then in office, shall fill vacancies in the executive committee by election from the directors.

    SECTION 3.6. RULES OF PROCEDURE; QUORUM. All action by the executive committee shall be reported to the Board of Directors at the next succeeding meeting of the Board of Directors after such action has been taken and shall be subject to revision or alteration by the Board of Directors; provided, however, that no rights or acts of third parties shall be affected by any such revision or alteration. The executive committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors, but in every case the presence of a majority of the total number of members of the executive committee shall be necessary to constitute a quorum. In every case, the affirmative vote of a majority of all of the members of the executive committee present at the meeting shall be necessary for the adoption of any resolution.


                             ARTICLE IV:  OFFICERS

    SECTION 4.1. NUMBER AND TERM OF OFFICE. The officers of the Corporation shall be a president, a chief executive officer, one or more executive vice-presidents, a secretary, a treasurer, and such other officers as may be elected or appointed from time to time by the Board of Directors, including such additional vice-presidents with such designations, if any, as may be determined by the Board of Directors and such assistant secretaries and assistant treasurers as may be determined by the Board of Directors. In addition, the Board of Directors may elect a chairman thereof and may also elect a vice-chairman as officers of the Corporation (each of whom shall be a director). Any two or more offices may be held by the same person, except that the offices of president and secretary may not be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except those of president, treasurer and secretary.

    The officers of the Corporation shall be elected or appointed annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. Each officer shall hold office until his or her successor shall have been duly elected or appointed, until his or her death or until he or she shall resign or shall have been removed by the Board of Directors.

    SECTION 4.2. VACANCIES. Vacancies or new offices may be filled at any time by the affirmative vote of a majority of the members of the Board of Directors.

    Each of the salaried officers of the Corporation shall devote his entire time, skill and energy to the business of the Corporation, unless the contrary is expressly consented to by the Board of Directors or the executive committee, if any.

Bylaws of Telscape International, Inc.
Page 11

    SECTION 4.3. REMOVAL. Any officer may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby.

    SECTION 4.4. THE CHAIRMAN OF THE BOARD OF DIRECTORS. The chairman, if any, of the Board of Directors shall preside at all meetings of stockholders and of the Board of Directors and shall have such other authority and perform such other duties as are prescribed by law, by these Bylaws and by the Board of Directors. The Board of Directors may designate the chairman thereof as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the chief executive officer.

    SECTION 4.5. THE VICE-CHAIRMAN OF THE BOARD OF DIRECTORS. The Vice-chairman, if any, of the Board of Directors shall have such authority and perform such other duties as are prescribed by these Bylaws and by the Board of Directors. In the absence or inability to act of the chairman of the Board of Directors and of the president of the Corporation, the vice-chairman shall preside at the meetings of the stockholders and of the Board of Directors and shall have and exercise all of the powers and duties of the chairman of the Board of Directors. The Board of Directors may designate the vice-chairman as chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the chief executive officer.

    SECTION 4.6. THE PRESIDENT. The president of the Corporation shall have such authority and perform such duties as are prescribed by law, by these Bylaws, by the Board of Directors and by the chief executive officer (if the president is not the chief executive officer). If there is no chairman of the Board of Directors, or in the chairman's absence or the chairman's inability to act as the chairman of the Board of Directors, the president shall preside at all meetings of stockholders and of the Board of Directors. Unless the Board of Directors designates the chairman of the Board of Directors or the vice-chairman as chief executive officer, the president shall be the chief executive officer, in which case he shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the chief executive officer.

    SECTION 4.7. THE CHIEF EXECUTIVE OFFICER. Unless the Board of Directors designates the chairman of the Board of Directors or the vice-chairman as chief executive officer, the president shall be the chief executive officer of the Corporation. Subject to the supervision and direction of the Board of Directors, the chief executive officer of the Corporation shall have general supervision of the business, property and affairs of the Corporation, including the power to appoint and discharge agents and employees, and the powers vested in him or her by the Board of Directors, by law or by these Bylaws or which usually attach or pertain to such office.

    SECTION 4.8. THE EXECUTIVE VICE-PRESIDENTS. In the absence of the chairman of the Board of Directors, if any, the president of the Corporation, and in the event of the inability or refusal of the president of the Corporation to act, the vice-chairman, if any, of the Board of

Bylaws of Telscape International, Inc.
Page 12

Directors, or in the event of the inability or refusal of either of them to act, the executive vice-president of the Corporation
(or in the event there is more than one executive vice-president of the Corporation, the executive vice-presidents thereof in the order designated, or in the absence of any designation, then in the order of their election) shall perform the duties of the chairman of the Board of Directors, of the president of the Corporation and of the vice-chairman of the Board of Directors, and when so acting, shall have all the powers of and be subject to all the restrictions upon the chairman of the Board of Directors, the president of the Corporation and the vice-chairman of the Corporation. Any executive vice-president of the Corporation may sign, with the secretary of the Corporation or an authorized assistant secretary, certificates for stock of the Corporation and shall perform such other duties as from time to time may be assigned to him or her by the chairman of the Board of Directors, the president of the Corporation, the vice-chairman of the Board of Directors, the Board of Directors or these Bylaws.

    SECTION 4.9. THE VICE-PRESIDENTS. The vice-presidents of the Corporation, if any, shall perform such duties as may be assigned to them from time to time by the chairman of the Board of Directors, the president, the vice-chairman, the Board of Directors, or these Bylaws.

    SECTION 4.10. THE TREASURER. Subject to the direction of the chief executive officer of the Corporation and the Board of Directors, the treasurer of the Corporation shall: (a) have charge and custody of all the funds and securities of the Corporation; (b) when necessary or proper, endorse for collection or cause to be endorsed on behalf of the Corporation, checks, notes and other obligations, and cause the deposit of the same to the credit of the Corporation in such bank or banks or depositary as the Board of Directors may designate or as the Board of Directors by resolution may authorize; (c) sign all receipts and vouchers for payments made to the Corporation other than routine receipts and vouchers, the signing of which he or she may delegate; (d) sign all checks made by the Corporation (provided, however, that the Board of Directors may authorize and prescribe by resolution the manner in which checks drawn on banks or depositaries shall be signed, including the use of facsimile signatures, and the manner in which officers, agents or employees shall be authorized to sign); (e) unless otherwise provided by resolution of the Board of Directors, sign with an officer-director all bills of exchange and promissory notes of the Corporation; (f) sign with the president or an executive vice-president all certificates representing shares of the capital stock; (g) whenever required by the Board of Directors, render a statement of his or her cash account; (h) enter regularly full and accurate account of the Corporation in books of the Corporation to be kept by the treasurer for that purpose; (i) exhibit, at all reasonable times, his or her books and accounts to any director of the Corporation upon application at the treasurer's office during regular business hours; and (j) perform all acts incident to the position of treasurer. If required by the Board of Directors, the treasurer of the Corporation shall give a bond for the faithful discharge of his or her duties in such sum as the Board of Directors may require.

    SECTION 4.11. THE SECRETARY. The secretary of the Corporation shall: (a) keep the minutes of all meetings of the Board of Directors, the minutes of all meetings of the stockholders

Bylaws of Telscape International, Inc.
Page 13

and (unless otherwise directed by the Board of Directors) the minutes of all committees, in books provided for that purpose;
(b) attend to the giving and serving of all notices of the Corporation; (c) sign with an officer-director or any other duly authorized person, in the name of the Corporation, all contracts authorized by the Board of Directors or by the executive committee, and, when so ordered by the Board of Directors or the executive committee, affix the seal of the Corporation thereto; (d) have charge of the certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or the executive committee may direct, all of which shall, at all reasonable times, be open to the examination of any director, upon application at the secretary's office during regular business hours; and (e) in general, perform all of the duties incident to the office of the secretary, subject to the control of the chief executive officer and the Board of Directors.

    SECTION 4.12. THE ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers of the Corporation shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors may determine. The assistant secretaries of the Corporation as thereunto authorized by the Board of Directors may sign with the chairman of the Board of Directors, the president of the Corporation, the vice-chairman of the Board of Directors or an executive vice-president of the Corporation, certificates for stock of the Corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The assistant treasurers and assistant secretaries, in general, shall perform such duties as shall be assigned to them by the treasurer or the secretary, respectively, or chief executive officer, the Board of Directors, or these Bylaws.

    SECTION 4.13 SALARIES. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the Corporation.

    SECTION 4.14. VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors or by the executive committee, any officer-director or any person or persons appointed in writing by any of them, shall have full power and authority on behalf of the Corporation to attend, to act and to vote at any meetings of stockholders of any Corporation in which the Corporation may hold stock, and at any such meeting shall possess and may exercise any and all the rights and powers incident to the ownership of such stock, and which, as the owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors may confer like powers upon any other person or persons.

Bylaws of Telscape International, Inc.
Page 14

                       ARTICLE V:  CONTRACTS AND LOANS

    SECTION 5.1. CONTRACTS. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

    SECTION 5.2. LOANS. No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.


ARTICLE VI:  CERTIFICATES FOR STOCK AND THEIR TRANSFER

    SECTION 6.1. CERTIFICATES FOR STOCK. Certificates representing shares of capital stock of the Corporation shall be in such form as may be determined by the Board of Directors. Such certificates shall be signed by the chairman of the Board of Directors, the president of the Corporation, the vice-chairman of the Board of Directors or an executive vice-president of the Corporation and by the secretary or an authorized assistant secretary and shall be sealed with the seal of the Corporation. The seal may be a facsimile. If a stock certificate is countersigned: (i) by a transfer agent other than the Corporation or its employee, or (ii) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In the event that any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. All certificates for capital stock shall be consecutively numbered or otherwise identified. The name of the person to whom the shares of capital stock represented thereby are issued, with the number of shares of capital stock and date of issue, shall be entered on the books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares of capital stock shall have been surrendered and canceled, except that, in the event of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

    SECTION 6.2. TRANSFERS OF STOCK. Transfers of capital stock of the Corporation shall be made only on the books of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the secretary of the Corporation, and on surrender for cancellation of the certificate for such capital stock. The person in whose name capital stock stands on the books of the Corporation shall be deemed to be the owner thereof for all purposes as regards the Corporation.

Bylaws of Telscape International, Inc.
Page 15

                          ARTICLE VII:  FISCAL YEAR

    SECTION 7.1. FISCAL YEAR. The fiscal year of the Corporation shall begin on the first day of January in each year and end on the last day of December in each year.


                              ARTICLE VII:  SEAL

    SECTION 8.1. SEAL. The Board of Directors shall approve a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation.


                        ARTICLE IX:  WAIVER OF NOTICE

    SECTION 9.1. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of these Bylaws or under the provisions of the Certificate of Incorporation or under the provisions of the General Corporation Law of the State of Delaware, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these Bylaws, the Certificate of Incorporation or the General Corporation Law of the State of Delaware shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any businesses because the meeting is not lawfully called or convened.


                            ARTICLE X:  AMENDMENTS

    SECTION 10.1. AMENDMENTS. These Bylaws may be altered, amended or repealed and new Bylaws may be adopted at any meeting of the Board of Directors by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the members of the Board of Directors or by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of each class and series, if any, of capital stock of the Corporation entitled to vote in the election of directors cast at a meeting of the stockholders called for that purpose.


             ARTICLE XI:  INDEMNIFICATION AND ADVANCEMENT OF COSTS

    SECTION 11.1. INDEMNIFICATION AND ADVANCEMENT OF COSTS. The Corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Certificate of Incorporation consistent with General Corporation Law of the State of Delaware, as amended from time to time; and the Corporation may advance costs incurred by officers, directors, employees and agents of the Corporation or another corporation, partnership, joint

Bylaws of Telscape International, Inc.
Page 16

venture, trust or other enterprise, in their defenses of any civil, criminal, administrative or investigative action or proceeding asserted against one or more of them by reason of the fact of his, her, or their serving or having served in such capacity or capacities at the request of the Corporation and in advance of a final disposition of such action, suit or proceeding to the fullest extent permitted by the Certificate of Incorporation consistent with the General Corporation Law of the State of Delaware, as amended from time to time, provided that the terms and conditions of such advancement of costs is approved by the Board of Directors. Nothing herein is intended to limit the Corporation's authority to indemnify its officers, directors, employees and agents or to advance funds in connection therewith, under the General Corporation Law of the State of Delaware, as amended from time to time.

                                                                  EXHIBIT F

                       PROVISIONS FOR DISSENTERS' RIGHTS
                   UNDER THE TEXAS BUSINESS CORPORATIONS ACT

    Section 5.11 RIGHTS OF DISSENTING SHAREHOLDERS IN THE EVENT OF CERTAIN CORPORATE ACTIONS.-- A. Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions:

    (1) Any plan of merger to which the corporation is a party if shareholder approval is required by Article 5.03 or 5.16 of this Act and the shareholder holds shares of a class or series that was entitled to vote thereon as a class or otherwise;

    (2) Any sale, lease, exchange or other disposition (not including any pledge, mortgage, deed of trust or trust indenture unless otherwise provided in the articles of incorporation) of all, or substantially all, the property and assets, with or without good will, of a corporation requiring the special authorization of the shareholders as provided by this Act;

    (3) Any plan of exchange pursuant to Article 5.02 of this Act in which the shares of the corporation of the class or series held by the shareholder are to be acquired.

    B. Notwithstanding the provisions of Section A of this Article, a shareholder shall not have the right to dissent from any plan of merger in which there is a single surviving or new domestic or foreign corporation, or from any plan of exchange, if (1) the shares held by the shareholder are part of a class shares of which are listed on a national securities exchange, or are held of record by not less than 2,000 holders, on the record date fixed to determine the shareholders entitled to vote on the plan of merger or the plan of exchange, and (2) the shareholder is not required by the terms of the plan of merger or the plan of exchange to accept for his shares any consideration other than (a) shares of a corporation that, immediately after the effective time of the merger or exchange, will be part of a class or series of shares of which are (i) listed, or authorized for listing upon official notice of issuance, on a national securities exchange, or (ii) held of record by not less than 2,000 holders, and (b) cash in lieu of fractional shares otherwise entitled to be received.

    5.12   PROCEDURE FOR DISSENT BY SHAREHOLDERS AS TO SAID CORPORATE ACTION. -
- A. Any shareholder of any domestic corporation who has the right to dissent from any of the corporate actions referred to in Article 5.11 of this Act may exercise that right to dissent only by complying with the following procedures:

    (1) (a) With respect to proposed corporate action that is submitted to a vote of shareholders at a meeting, the shareholder shall file with the corporation, prior to the meeting, a written objection to the action, setting out that the shareholder's right to dissent will be exercised if the action is effective and giving the shareholder's address, to which notice thereof shall be delivered or mailed in that event. If the action is effected and the shareholder shall not have voted in favor of the action, the corporation, in the case of action other than a merger, or the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten
(10) days after the action is effected, deliver or mail to the shareholder written notice that the action has been effected, and the shareholder may, within ten (10) days from the delivery or mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the day immediately preceding the meeting, excluding any appreciation or depreciation in anticipation of the proposed action. The demand shall state the number and class of the shares owned by the shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the ten (10) day period shall be bound by the action.

    (b) With respect to the proposed corporate action that is approved pursuant to Section A of Article 9.10 of this Act, the corporation, in the case of action other than a merger, and the surviving or new corporation (foreign or domestic) or other entity that is liable to discharge the shareholder's right of dissent, in the case of a merger, shall, within ten (10) days after the date the action is effected, mail to each shareholder of record as of the effective date of the action notice of the fact and date of the action and that the shareholder may exercise the shareholder's right to dissent from the action. The notice shall be accompanied by a copy of this Article and any articles or documents filed by the corporation with the Secretary of State to effect the action. If the shareholder shall not have consented to the taking of the action, the shareholder may, within twenty (20) days after the mailing of the notice, make written demand on the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, for payment of the fair value of the shareholder's shares. The fair value of the shares shall be the value thereof as of the date the written consent authorizing the action was delivered to the corporation pursuant to Section A of Article 9.10 of this Act, excluding any appreciation or depreciation in anticipation of the action. The demand shall state the number and class of shares owned by the dissenting shareholder and the fair value of the shares as estimated by the shareholder. Any shareholder failing to make demand within the twenty (20) day period shall be bound by the action.

    (2) Within twenty (20) days after receipt by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, of a demand for payment made by a dissenting shareholder in accordance with Subsection (1) of this Section, the corporation (foreign or domestic) or other entity shall deliver or mail to the shareholder a written notice that shall either set out that the corporation (foreign or domestic) or other entity accepts the amount claimed in the demand and agrees to pay that amount within ninety (90) days after the date on which the action was effected, and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed, or shall contain an estimate by the corporation (foreign or domestic) or other entity of the fair value of the shares, together with an offer to pay the amount of that estimate within ninety (90) days after the date on which the action was effected, upon receipt of notice within sixty
(60) days after that date from the shareholder that the shareholder agrees to accept that amount and, in the case of shares represented by certificates, upon the surrender of the certificates duly endorsed.

    (3) If, within sixty (60) days after the date on which are the corporate action was effected, the value of the shares is agreed upon between the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, payment for the shares shall be made within ninety (90) days after the date on which the action was effected and, in the case of shares represented by certificates, upon surrender of the certificates duly endorsed. Upon payment of the agreed value, the shareholder shall cease to have any interest in shares or in the corporation.

    B. If, within the period of sixty (60) days after the date on which the corporate action was effected, the shareholder and the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, do not so agree, then the shareholder or the corporation (foreign or domestic) or other entity may, within sixty (60) days after the expiration of the sixty (60) day period, file a petition in any court of competent jurisdiction in the county in which the principal office of the domestic corporation is located, asking for a finding and determination of the fair value of the shareholder's shares. Upon the filing of any such petition by the shareholder, service of a copy thereof shall be made upon the corporation (foreign or domestic) or other entity, which shall, within ten (10) days after service, file in the office of the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders of the domestic corporation who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the corporation (foreign or domestic) or other entity. If the petition shall be filed by the corporation (foreign or domestic) or other entity, the petition shall be accompanied by such a list. The clerk of the court shall give notice of the time and place fixed for the hearing of the petition by registered mail to the corporation (foreign or domestic) or other entity and to the shareholders named on the list at the addresses therein stated. The forms of the notices by mail shall be approved by the court. All shareholders thus notified and the corporation (foreign or domestic) or other entity shall thereafter be bound by the final judgment of the court.

    C. After the hearing of the petition, the court shall determine the shareholders who have complied with the provisions of this Article and have become entitled to the valuation of and payment for their shares, and shall appoint one or more qualified appraisers to determine that value. The appraisers shall have power to examine any of the books and records of the corporation the shares of which they are charged with the duty of valuing, and they shall make a determination of the fair value of the shares upon such investigation as to them may seem proper. The appraisers shall also afford a reasonable opportunity to the parties interested to submit them pertinent evidence as to the value of the shares. The appraiser shall also have such power and authority as may be conferred on Masters in Chancery by the Rules of Civil Procedure or by the order of their appointment.

    D. The appraisers shall determine the fair value of the shares of the shareholders adjudged by the court to be entitled to payment for their shares and shall file their report of that value in the office of the clerk of the court. Notice of the filing of the report shall be given by the clerk to the parties in interest. The report shall be subject to exceptions to be heard before the court both upon the law and the facts. The court shall by its judgment determine the fair value of the shares of the shareholders entitled to payment for their shares and shall direct the payment of that value by the existing, surviving, or new corporation (foreign or domestic) or other entity, together with interest thereon, beginning 91 days after the date on which the applicable corporate action from which the shareholder elected to dissent was effected to the date of such judgment, to the shareholders entitled to payment. The judgment shall be payable to the holders of uncertificated shares immediately, but to the holders of shares represented by certificates only upon, and simultaneously with, the surrender to the existing, surviving, or new corporation (foreign and domestic) or other entity, as the case may be, of duly endorsed certificates for those shares.
Upon payment of the judgment, the dissenting shareholders shall cease to have any interest in those shares or in the corporation. The court shall allow the appraisers a reasonable fee as court costs, and all court costs, shall be allotted between the parties in the manner that the court determines to be fair and equitable.

    E. Shares acquired by the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, pursuant to the payment of the agreed value of the shares or pursuant to payment of the judgment entered for the value of the shares, as in this Article provided, shall, in the case of a merger, be treated as provided in the plan of merger and, in all other cases, may be held and disposed of by the corporation as in the case of other treasury shares.

    F. The provisions of this Article shall not apply to a merger if, on the date of the filing of the articles of merger, the surviving corporation is the owner of all the outstanding shares of the other corporations, domestic or foreign, that are parties to the merger.

    G. In the absence of fraud in the transaction, the remedy provided by this Article to a shareholder objecting to any corporate action referred to in
Article 5.11 of this Act is the exclusive remedy for the recovery of the value of his shares or money damages to the shareholder with respect to the action. If the existing, surviving, or new corporation (foreign or domestic) or other entity, as the case may be, complies with the requirements of this Article, any shareholder who fails to comply with the requirements of this Article shall not be entitled to bring suit for the recovery of the value of his shares or money damages to the shareholder with respect to the action.

    5.13 PROVISIONS AFFECTING REMEDIES OF DISSENTING SHAREHOLDERS.--A. Any shareholder who has demanded payment for his shares in accordance with either
Article 5.12 or 5.16 of this Act shall not thereafter be entitled to vote or exercise any other rights of a shareholder except the right to receive payment for his shares pursuant to the provisions of those articles and the right to maintain an appropriate action to obtain relief on the ground that the corporate action would be or was fraudulent, and the respective shares for which payment has been demanded shall not thereafter be considered outstanding for the purposes of any subsequent vote of shareholders.

    B. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty (20) days after demanding payment for his shares in accordance with either Article 5.12 or 5.16 of this Act, each holder of certificates representing shares so demanding payment shall submit such certificates to the corporation for notation thereon that such demand has been made. The failure of holders of certificated shares to do so shall, at the option of the corporation, terminate such shareholder's rights under Articles
5.12 and 5.16 of this Act unless a court of competent jurisdiction for good and sufficient cause shown shall otherwise direct. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made shall be transferred, any new certificate issued therefor shall bear similar notation together with the name of the original dissenting holder of such shares and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

    C. Any shareholder who has demanded payment for his shares in accordance with either Article 5.12 or 5.16 of this Act may withdraw such demand at any time before payment for his shares or before any petition has been filed pursuant to Article 5.12 or 5.16 of this Act asking for a finding and determination of the fair value of such shares, but no such demand may be withdrawn after such payment has been made or, unless the corporation shall consent thereto, after any such petition has been filed. If, however, such demand shall be withdrawn as hereinbefore provided, or if pursuant to Section B of this Article the corporation shall terminate the shareholder's rights under
Article 5.12 or 5.16 of this Act, as the case may be, or if no petition asking for a finding and determination of fair value of such shares by a court shall have been filed within the time provided in Article 5.12 or 5.16 of this Act, as the case may be, or if after the hearing of a petition filed pursuant to
Article 5.12 or 5.16, the court shall determine that such shareholder is not entitled to the relief provided by those articles, then, in any such case, such shareholder and all persons claiming under him shall be conclusively presumed to have approved and ratified the corporate action from which he dissented and shall be bound thereby, the right of such shareholder to be paid the fair value of his shares shall cease, and his status as a shareholder shall be restored without prejudice to any corporate proceedings which may have been taken during the interim, and such shareholder shall be entitled to receive any dividends or other distributions made to shareholders in the interim.

                                                                  EXHIBIT G




-----------------------------------------------------------------------------






                 POLISH TELEPHONES AND MICROWAVE CORPORATION


                              1996 STOCK OPTION


                                     AND


                           APPRECIATION RIGHTS PLAN









-----------------------------------------------------------------------------

                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                1996 STOCK OPTION AND APPRECIATION RIGHTS PLAN


                                  ARTICLE XII
                           ESTABLISHMENT AND PURPOSE

    Section 12.1. Polish Telephones and Microwave Corporation (the "Company"), a Texas corporation, hereby establishes a stock option and appreciation rights plan to be named the Polish Telephones and Microwave Corporation 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan").

    Section 12.2. The purpose of this 1996 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1996 Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.001 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 1996 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1996 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

    Section 12.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1996 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1996 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                 ARTICLE XIII
                                ADMINISTRATION

    Section 13.1. All determinations under this 1996 Plan concerning the selection of persons eligible to receive awards under this 1996 Plan and with respect to the timing, pricing and amount of an award under this 1996 Plan shall be made by the administrator (the "Administrator") of this 1996 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee Director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

    With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1996 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1996 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

    Section 13.2. The provisions of this 1996 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1996 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1996 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

    Section 13.3. If any provision of this 1996 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1996 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

    Section 13.4. The Company shall grant Options under this 1996 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1996 Plan. All Options granted pursuant to this 1996 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1996 Plan and take such action in the administration of this 1996 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1996 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1996 Plan. The interpretation and construction of any provision of this 1996 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

    Section 13.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1996 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1996 Plan.


                                 ARTICLE XIV
                    TOTAL NUMBER OF SHARES TO BE OPTIONED

    Section 14.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1996 Plan an aggregate of 1,200,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 1996 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

    Section 14.2. In the event that any Options outstanding under this 1996 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1996 Plan.

    Section 14.3. No Options shall be granted pursuant to this 1996 Plan to any Optionee after the tenth anniversary of the date that this 1996 Plan is adopted by the Board of Directors.

                                  ARTICLE XV
                                  ELIGIBILITY

    Section 15.1. Non-Qualified Options may be granted pursuant to this 1996 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1996 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 1996 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The

Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1996 Plan.

    Section 15.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 1996 Plan.


                                 ARTICLE XVI
                       TERMS AND CONDITIONS OF OPTIONS

    Section 16.1. Each Option granted under this 1996 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1996 Plan, provided that the following terms and conditions shall apply:

    (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1996 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

    (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

    (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

    (d) Notwithstanding any other provision of this 1996 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

    (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 1996 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided, however, that non-employees are not eligible to receive Incentive Options.

    (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

    (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution.
An Option may be exercised during the Optionee's lifetime only by the Optionee.

    (h) The Administrator may impose such other or further conditions on any transaction under the 1996 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                 ARTICLE XII
                      EMPLOYMENT OR SERVICE OF OPTIONEE

    Section 17.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

    Section 17.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

    Section 17.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

    Section 17.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

    Section 17.5. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

    Section 17.6. Options granted under this 1996 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

    Section 17.7. Nothing contained in this 1996 Plan, or in any Option granted pursuant to this 1996 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.


                                ARTICLE XVIII
                              PURCHASE OF SHARES

    Section 18.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1996 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with
Section 5.1(b) hereof.

    Section 18.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

    Section 18.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1996 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

    Section 18.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

    Section 18.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1996 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1996 Plan and the subject Option.

    Section 18.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARS may be included in an Option only under the following conditions: (a) the SARS will expire no later than the expiration of the underlying Option; (b) the SARS may be for no more than one hundred percent (100%) of the Spread; (c) the SARS are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARS may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARS may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

    Section 18.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.



                                 ARTICLE XIX
                   CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                   STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

    Section 19.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1996 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

    Section 19.2. The grant of an Option pursuant to this 1996 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

    Section 19.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1996 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1996 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1996 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 1996 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                  ARTICLE XX
                      DURATION, AMENDMENT AND TERMINATION

    Section 20.1. The Board of Directors may at any time terminate this 1996 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the shareholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1996 Plan after ten years from the date this 1996 Plan is adopted or the date this 1996 Plan is approved by the shareholders of the Company, whichever is earlier.


                                 ARTICLE XXI
                                 RESTRICTIONS

    Section 21.1. Any Options and shares of Common Stock issued pursuant to this 1996 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 1996 Plan, each Optionee shall thereby agree to any such restrictions.

    Section 21.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1996 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                 ARTICLE XXII
                             FINANCIAL ASSISTANCE

    Section 22.1. The Company is vested with authority under this 1996 Plan to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors.
Any such assistance
shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                ARTICLE XXIII
                             APPLICATION OF FUNDS

    Section 23.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1996 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.


                                 ARTICLE XXIV
                             EFFECTIVENESS OF PLAN

    Section 24.1. This 1996 Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 1996 Plan must be approved by the Company's shareholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held shareholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 1996 Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 1996 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

    IN WITNESS WHEREOF, pursuant to the approval of this 1996 Plan by the Board of Directors, this 1996 Plan is executed and adopted as of the ____ day of _______________, 1996.


                                Polish Telephones and
                                 Microwave Corporation

[CORPORATE SEAL]

                                By:    ______________________________________

                                Its:   ______________________________________


ATTEST:


By:  ___________________________
     Secretary

                  POLISH TELEPHONES AND MICROWAVE CORPORATION           PROXY
                       ANNUAL MEETING OF SHAREHOLDERS OF
                  POLISH TELEPHONES AND MICROWAVE CORPORATION
                             ON NOVEMBER 14, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


   The undersigned hereby appoints Gary Panno and Manuel Landa and each or either of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on November 14, 1996 at 8:00 a.m. at 4635 Southwest Freeway, Suite 800, Houston, Texas, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

1. TO ELECT SEVEN DIRECTORS TO SERVE FOR ONE YEAR AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL QUALIFY.

     [ ]FOR THE NOMINEES LISTED BELOW          [ ]WITHHOLD AUTHORITY
                                               to vote for the nominees listed
                                               below

(INSTRUCTION: To withhold authority to vote for the nominee strike a line through the nominee's name below:)

               Gary Panno               Manuel Landa
               Christopher H. Efird     Ricardo Orea
               Oscar Garcia             E. Scott Crist
               Darrell O. Kirkland


   2. APPROVE AND ADOPT AN AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO TELSCAPE
     INTERNATIONAL, INC.

            []FOR             []AGAINST             []ABSTAIN


   3. TO APPROVE AND ADOPT AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 10,000,000 SHARES OF COMMON STOCK TO 25,000,000 SHARES OF COMMON STOCK.

            []FOR             []AGAINST             []ABSTAIN

4. TO APPROVE AND ADOPT AN AGREEMENT AND PLAN OF MERGER, PURSUANT TO WHICH THE COMPANY WOULD CHANGE ITS STATE OF INCORPORATION FROM TEXAS TO DELAWARE THROUGH THE MERGER OF THE COMPANY WITH AND INTO ITS WHOLLY-OWNED SUBSIDIARY, TELSCAPE INTERNATIONAL, INC., A DELAWARE CORPORATION.

            []FOR             []AGAINST             []ABSTAIN


5. TO APPROVE THE ADOPTION OF THE POLISH TELEPHONES AND MICROWAVE CORPORATION 1996 STOCK OPTION AND APPRECIATION RIGHTS PLAN.

            []FOR             []AGAINST             []ABSTAIN


6. TO RATIFY THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

            []FOR             []AGAINST             []ABSTAIN




Dated:  _______________________, 1996

                                   ______________________________________
                                   Signature


                                   ______________________________________
                                   Signature if held jointly

NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.

IF NO CONTRARY SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, and 6.

          PLEASE MARK, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.



                                      2